As filed with the Securities and Exchange Commission on June 25, 2015.

Commission File No. 2-85378
Commission File No. 811-3462

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 74

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 74

Meeder Funds®
(Exact Name of Registrant as Specified in Charter)

P.O. Box 7177, 6125 Memorial Drive, Dublin, Ohio 43017
(Address of Principal Executive Offices-Zip Code)

Registrant's Telephone Number, including Area Code:  (614) 766-7000

Robert S. Meeder, Jr., President – Meeder Asset Management, Inc.
P.O. Box 7177, 6125 Memorial Drive, Dublin, Ohio 43017
(Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

It is proposed that this filing will become effective (check appropriate box).

/____/	immediately upon filing pursuant to paragraph (b) of Rule 485.

/XXX/	on June 30, 2015 pursuant to paragraph (b) of Rule 485.

/____/	60 days after filing pursuant to paragraph (a)(1).

/____/	on (date) pursuant to paragraph (a)(1).

/____/	75 days after filing pursuant to paragraph (a)(2).

/____/	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

/____/	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

MEEDER FUNDS®
PROSPECTUS
June 30, 2015	DIVIDEND OPPORTUNITIES FUND	FLDOX

The Meeder Funds® is a family of funds that includes eleven funds covering a variety of investment strategies.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Meeder Funds®
6125 Memorial Drive
Dublin, OH  43017
614-760-2159
Toll Free:  1-800-325-3539
Fax:  614-766-6669
meederfunds@meederinvestment.com
www.meederfunds.com

CONTENTS

FUND SUMMARY
A look at
investment objectives, strategies,
risks, performance and expenses.	Dividend Opportunities Fund	3

IMPORTANT INFORMATION REGARDING FUND SHARES		6

MORE ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
	Investment Strategies	6
	Investment Risks	7

PORTFOLIO HOLDINGS DISCLOSURE		12

MANAGEMENT OF THE FUND
	Who Manages the Fund?	12
	Portfolio Manager	13

ADDITIONAL INFORMATION ABOUT PAST PERFORMANCE
Past Performance of Private Accounts: Dividend and Growth		14

INVESTING WITH THE MEEDER FUNDS
Information about account
transactions and services.	How to Buy Shares	16
	How to Redeem Shares	20
	Exchange Privilege	23
	Other Client Services	24
	Short-Term Trading Policy	25
	Distribution Fees	26
	Dividends and Distributions	27
	Taxes	27
	Shareholder Reports and Other Information	29
	Financial Highlights	30

FOR MORE INFORMATION
Where to learn more about the Fund.		Back Cover

2

DIVIDEND OPPORTUNITIES FUND
Investment Objective

The investment objective of the Fund is to provide total return, including capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses[1]	0.72%
Acquired Fund Fees and Expenses	0.05%
Total Annual Fund Operating Expenses
1.77%

[1]	Other Expenses are based on estimated amounts for the first full year of the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The expenses would be the same if you chose not to sell your shares at the end of the time period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your cost of investing in the Fund would be:

1 Year	3 Years
$175	$594

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund is newly organized and, as of the date of the Prospectus, has not had any portfolio turnover.

Principal Investment Strategies

The Fund intends to pursue its investment objective by investing primarily in common and preferred stocks.  The Fund may also invest in equity investment companies (“underlying funds”), which include foreign and domestic mutual funds, as well as in exchange traded funds (“ETFs”), closed-end funds and unit investment trusts, Master Limited Partnerships (“MLPs”), and Real Estate Investment Trusts (“REITs”).  A MLP is a limited partnership that is publicly traded on an exchange. It combines the tax benefits of a limited partnership with the liquidity of publicly traded securities. Under normal market conditions, the Fund intends to invest at least 80% of its net assets (plus borrowing for investment purposes, if any) in dividend-paying equity securities. With respect to the 80% investment in dividend-paying equity securities, the Fund will look through to the investments made by the underlying funds. Additionally, the Fund may invest up to 20% of its net assets in debt securities of any maturity and of any credit rating, including securities that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high yield securities” or “junk bonds”). The Fund will only invest in U.S.dollar denominated securities.

3

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, swaps, and index funds. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value.

When selecting investments for the Fund, the Adviser primarily utilizes a series of quantitative models to perform fundamental and technical analysis, in order to identify opportunities that have the best attributes for outperformance.  Fundamental analysis, as performed by Meeder Asset Management, Inc. ("Adviser"), primarily involves using quantitative models to assess a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends, and other related measures of value.  Technical analysis, as performed by the Adviser, primarily involves using quantitative models to analyze the absolute and relative movement of a company’s stock in an effort to ascertain the probabilities for future price change, based on market factors.

Relying primarily on the Adviser’s quantitative models, the Fund may invest in value- or growth-oriented investments (including specific sectors) and may focus on stocks or underlying funds investing in stocks that are newer and/or smaller capitalization companies.  There are no investment limitations on market capitalization range or geographic regions in which the Fund may invest.

The investment strategies described above are not fundamental and may be changed by the Board of Trustees (“Board”) without shareholder approval upon 60 days' written notice to shareholders.

Principal Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective.  An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.  Loss of money is a risk of investing in a mutual fund. The following provides a summary of the Principal Risks of investing in the Fund:

Stock Market Risk.  Because the Fund holds equity investments, it will fluctuate in value due to changes in general economic conditions and/or changes in the conditions of the individual issuers.

Fixed Income Risk. Fixed income securities will increase or decrease in value based on changes in interest rates.  For example, if interest rates increase, the value of the Fund’s fixed income investments generally declines.  The market value of debt securities (including U.S. Government securities) with longer maturities is likely to decline in value  to a greater degree based on increases in interest rates, as compared to the market value of debt securities with shorter maturities.

Credit Risk.  An issuer of a fixed income security may not be able to make interest and principal payments when due.  Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes, likely resulting in a decline in value of the securities.

Liquidity Risk.  Reduced liquidity affecting an individual security or an entire market may have an adverse impact on market price and the Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event.

4

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment.  Derivatives also are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index.  The use of derivatives for hedging or risk management purposes may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

Market Capitalization Risk.  The Fund may hold mid and small capitalization investments, which present additional risk.  Investments in these capitalization ranges may be more sensitive to events and conditions that affect the stock market or that affect the individual issuers.

Sector Risk.  The Fund may invest in specific sectors of the stock market.  Investing in specific market sectors presents additional components of risk.  The performance of sector specific investments is largely dependent on the industry’s performance, which may be different than the overall stock market. As a result, if the Fund is heavily concentrated in a specific sector, then that particular sector could significantly impact the return of the Fund.

Closed-end Fund Risk.  The value of the shares of a closed-end fund may be higher or lower than the value of the portfolio securities held by the closed-end fund.  Closed-end investment funds may trade infrequently and with small volume, which may make it difficult for the Fund to buy and sell shares.  Also, the market price of closed-end investment companies tends to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.

Foreign Investment Risk.  Investments in foreign countries present additional components of risk, including economic, political, legal and regulatory differences compared to domestic investments.  In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets.  Foreign accounting may be less transparent than U.S. accounting practices and foreign regulation may be inadequate or irregular.  Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

Investment Company Risk.  Because the Fund may invest in underlying funds, the value of your investment also will fluctuate in response to the performance of the underlying funds.  In addition, you will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.  You also may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the underlying funds.

Unit Investment Trust.  An investment in a unit investment trust is subject to market risk, which is the possibility that the market values of securities owned by the trust will decline and the value of trust units may be less than what was paid for them.  Unit Investment Trusts are unmanaged and each trust’s portfolio is not intended to change during the life of the trust, except in limited circumstances.

Master Limited Partnership.  The Fund may invest in master limited partnerships (“MLPs”).  An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation.  Holders of MLP units have limited control and voting rights on matters affecting the partnership.  There are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. MLPs are subject to risks that are specific to the industry they serve.  As a partnership, an MLP has no tax liability at the entity level.  If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate.  If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by investors would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital , or capital gain).  Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to investors, likely causing a reduction in the value of Fund shares.

Real Estate Investment Trust (REIT) Risk.  REIT share prices may decline because of adverse developments affecting the real estate industry and real property values.  In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties.  Qualification as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”) in any particular year is a complex analysis that depends on a number of factors.  There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT.  An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity.

High Yield Risk.  The Fund may purchase fixed income securities rated below the investment grade category (non-investment grade bond speculative grade or junk bond). Securities in this rating category are speculative.  Changes in economic conditions or other circumstances may have a greater effect on the ability of issues of these securities to make principal and interest payments than they do on issuers of higher grade securities.

Performance

Performance history will be available for the Fund after it has been in operation for one calendar year.

Portfolio Management

Investment Adviser
Meeder Asset Management, Inc.

5

Investment Team
Robert S. Meeder, Jr., Portfolio Manager since 6/2015
Dale W. Smith, Portfolio Manager since 6/2015
Clinton Brewer, Portfolio Manager since 6/2015
Jonathan Tremmel, Senior Investment Analyst since 6/2015

For additional information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to Important Information Regarding Fund Shares on page 6 of this Prospectus.

IMPORTANT INFORMATION REGARDING FUND SHARES

Buying and Selling Fund Shares –

Minimum Initial Investment -	$2,500	Retail	To Place Orders, Write to: Meeder Funds P.O. Box 7177 Dublin, OH 43017 1-800-325-3539
	$500	IRA Accounts

Minimum Additional Investment -	$100

Transaction Policies

In general, you can buy or sell shares of the Fund on any business day through your broker or financial intermediary, through Adviser Dealer Services, Inc. ("Distributor"), the Fund's affiliated principal underwriter, or directly from the Meeder Funds by mail or telephone.  You can generally pay for shares by check, wire or Automated Clearing House (ACH).  When selling shares, you will receive a check, unless you request a wire or ACH.  You also may buy and sell shares through a financial professional.

Tax Information

The Fund’s distributions are taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.  Such tax deferred arrangements may be taxed later upon withdrawal of monies from these arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Meeder Funds and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your salesperson or visit your financial professional’s web site for more information.

MORE ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT STRATEGIES

The Fund will seek to achieve its investment objective of providing total return, including capital appreciation and current income, by investing primarily in common and preferred stocks. The Fund may also invest in equity underlying funds, which include foreign and domestic mutual funds, as well as in ETFs, closed-end funds, unit investment trusts, MLPs and REITs. Under normal market conditions, the Fund intends to invest at least 80% of its net assets (plus borrowing for investment purposes, if any) in dividend-paying equity securities. Additionally, in order to derive additional income, or for other investment purposes, the Fund may invest up to 20% of its net assets in debt securities of any maturity and of any credit rating, including high yield securities or junk bonds. The Fund may also enter into derivatives transactions, such as options, futures contracts, forwards, swaps, and index funds and index-based investments, such as Standard & Poor’s Depositary Receipts, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value.

6

When selecting investments for the Fund, the Adviser continually evaluates style, market capitalization, sector rotation, and international positions, by utilizing a series of quantitative models to perform fundamental and technical analysis, in order to identify opportunities that have the best attributes for outperformance.  Fundamental analysis, as performed by the Adviser, primarily involves using quantitative models to assess a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends, and other related measures of value. Technical analysis, as performed by the Adviser, primarily involves using quantitative models to analyze the absolute and relative movement of a company’s stock in an effort to ascertain the probabilities for future price change, based on market factors.

The Adviser’s quantitative models assist the Adviser in selecting growth- or value-oriented investments (including specific sectors) for the Fund, and there are no investment limitations on market capitalization range or geographic region. The Adviser’s models also help guide the selection of the Fund’s investments in common stocks or underlying fund types, as the Adviser selects securities that the Adviser believes represent above average market potential relative to market risk. The Adviser may focus on stocks or underlying funds investing in stocks that are newer and/or smaller capitalization companies.

The Fund addresses asset allocation decisions by adjusting the mix of equities and debt securities in the Fund, within the parameters described above.  When the Adviser’s quantitative models and evaluation indicate that the risks of the stock market may be greater than the potential rewards, the Fund may reduce its position in equity securities and underlying equity funds, in order to attempt to minimize the risk of loss of capital.  The Fund may also reduce its equity exposure by selling short stock index futures contracts. The Fund’s goal is to minimize losses during high-risk market environments and to provide attractive returns during low-risk markets.

As a defensive tactic, when the Adviser’s quantitative models and evaluation indicate that the risks of the stock market may be greater than the potential rewards, the Fund may invest up to 20% of its assets in securities of any maturity and any credit rating (including unrated securities) and may invest in higher risk, below-investment grade debt securities, commonly referred to as "high yield securities" or "junk bonds".

The Fund may invest available cash balances in the Meeder Funds Money Market Fund.

Diversification

The Fund is diversified, which means the Fund may not, with respect to at least 75% of its assets, invest more than 5% of its assets in the securities of one company.

INVESTMENT RISKS

The Fund’s risk profile is largely defined by the Fund’s principal securities and investment practices. In the Fund Summary, at the front of this Prospectus, a summary is provided of the principal risks associated with investing in the Fund.  The information below provides (in alphabetical order) more detailed explanations of some of these risks, as well as additional potential risks of investing in the Fund.

7

Closed-end Fund Risk.  Shares of closed-end funds are typically offered to the public in a one-time initial public offering.  Thereafter, the value of shares of a closed-end fund are set by the transactions on the secondary market and may be higher or lower than the value of the portfolio securities that make up the closed-end investment company. The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value.  There can be no assurance that the market discount on shares of any closed-end fund that the Fund purchases will ever decrease.  Closed-end investment companies may trade infrequently, with small volume, which may make it difficult for the Fund to buy and sell shares. Also, the market price of closed-end investment companies tends to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.

Closed-end investment companies may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Closed-end funds in which the Fund invests may issue auction preferred shares (“APS”).  The dividend rate for the APS normally is set through an auction process. In the auction, holders of APS may indicate the dividend rate at which they would be willing to hold or sell their APS or purchase additional APS. The auction also provides liquidity for the sale of APS.  The Fund may not be able to sell its APS at an auction if the auction fails.  An auction fails if there are more APS offered for sale than there are buyers.  A closed-end fund may not be obligated to purchase APS in an auction or otherwise, nor may the closed-end fund be required to redeem APS in the event of a failed auction.  As a result, the Fund’s investment in APS may be illiquid.  In addition, if the Fund buys APS or elects to retain APS without specifying a dividend rate below which it would not wish to buy or continue to hold those APS, the Fund could receive a lower rate of return on its APS than the market rate.

Credit Risk.  Investments in bonds and other fixed income securities involve certain risks.  An issuer of a fixed income security may not be able to make interest and principal payments when due.  Such default could result in losses to the Fund.  In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.  Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in an underlying fund that invests in securities that are rated in the lowest investment grade category.  Issuers of these securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.  The Fund may invest in investment grade and non-investment grade corporate debt obligations.  Non-investment grade corporate debt obligations may be regarded as speculative.  There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investment and could result in losses that significantly exceed the Fund’s original investment.  Derivatives also are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. The value of futures and options held by the Fund may fluctuate based on a variety of market and economic factors.  In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in the Fund’s portfolio. All transactions in futures and options involve the possible risk of loss to the Fund of all or a significant part of its investment. In some cases, the risk of loss may exceed the amount of the Fund’s investment. When the Fund sells a futures contract or writes a call option without holding the underlying securities, currencies or futures contracts, its potential loss is unlimited.  The Fund will, however, be required to set aside with its custodian bank liquid assets in amounts sufficient at all times to satisfy the Fund’s obligations under futures and options contracts. The successful use of futures and exchange-traded options depends on the availability of a liquid secondary market to enable the Fund to close its positions on a timely basis.  There can be no assurance that such a market will exist at any particular time.

8

Exchange Traded Fund Risk.  Exchange traded funds will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.  Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs and index funds to track their applicable indices.  The prices of ETFs are derived from and based upon the securities held by each fund.  Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock.

Fixed Income Risk.  The Funds may invest in fixed income securities and underlying investments that hold fixed income securities.  These securities will increase or decrease in value based on changes in interest rates.  If rates increase, the value of the Fund’s fixed income investments generally declines. On the other hand, if rates fall, the value of the fixed income investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases.  The market value of debt securities (including U.S. Government securities) with longer maturities are more volatile and are likely to respond to a greater degree to changes in interest rates than the market value of debt securities with shorter maturities.

Foreign Investment Risk.  Investments in foreign countries present additional components of risk, including economic, political, legal and regulatory differences compared to domestic investments.  In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets.  Foreign accounting may be less transparent than U.S. accounting practices and foreign regulation may be inadequate or irregular.  Owning foreign securities could cause a Fund’s performance to fluctuate more than if it held only U.S. securities.

General Risks.  All mutual funds carry a certain amount of risk. The Fund is subject to management risk because they are actively managed funds. The Funds may not achieve its objective if the Adviser’s expectations regarding particular securities or markets are not met.  The investment objective of the Fund may be changed without the affirmative vote of a majority of the outstanding shares of the Fund.  Any such change may result in the Fund having an investment objective different from the objective that the shareholders considered appropriate at the time of investment in the Fund.  As with all mutual fund investments, you may lose money on your investment in the Fund.

Government Securities Risk. Securities issued or guaranteed by the U.S. government or its agencies and instrumentalities may be backed by the credit of the government as a whole or only by the issuing agency.  U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and Ginnie Mae, are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities.  Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and Freddie Mac, are supported only by the credit of the agency that issued them, and not by the U.S. government.  Securities issued by the Federal Farm Credit System, the Federal Land Banks, and Fannie Mae are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.  No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.   However, on September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations.  The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.  Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities.

9

Growth Stock Risk.  The Fund may invest in growth stocks, which may be more expensive relative to their earnings or assets compared to value or other stocks.  The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues.  If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically and the Fund’s relative performance may suffer.

Inflation Risk.  Because inflation reduces the purchasing power of income produced by existing fixed income securities, the prices at which fixed income securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Funds.

Investment Company Risk. Because the Fund may invest primarily in underlying funds, the value of your investment also will fluctuate in response to the performance of the underlying funds.  In addition, you will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.  You also may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the underlying funds.

Junk Bond Risk.  The Funds may purchase fixed income securities rated below the investment grade category, which are often referred to as junk bonds. Securities in this rating category are speculative. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of higher grade securities.

Liquidity Risk.  Reduced liquidity affecting an individual security or an entire market may have an adverse impact on market price and the Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event.

Management Risk.  The Adviser’s quantitative models and judgments about the attractiveness, value and potential appreciation of a particular asset class or asset classes or an individual security in which the Fund invests may prove to be incorrect and there is no guarantee that individual companies will perform as anticipated.

Market Capitalization Risk.  The Fund may hold mid- and small-capitalization investments, which presents additional risks.  Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term.  Investments in these capitalization ranges may be more sensitive to events and conditions that affect the stock market or the particular company. Among the reasons for the greater price volatility are the less-than-certain growth prospects of small- and medium-capitalization companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Further, smaller companies may lack depth of management, may be unable to generate funds necessary for growth or development, or may be developing or marketing new products or services for which markets are not yet established and may never become established.

10

Option Strategies Risk.  The Fund may write a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. The Fund may write covered options or uncovered options. A call option written by the Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than the call option it has written. A put option written by the Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than the put option it has written. Uncovered options or "naked options" are riskier than covered options. For example, if the Fund wrote a naked call option and the price of the underlying security increased, the Fund would have to purchase the underlying security for delivery to the call buyer and sustain a loss, which could be substantial, equal to the difference between the option price and the market price of the security. When investing in uncovered options, the Fund will be required to set aside with its custodian bank liquid assets in amounts sufficient at all times to satisfy the Fund’s obligations under the options contracts. The potential risk of loss is unlimited with investments in options.

Portfolio Turnover Risk.  A Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses, affect the Fund’s performance.

Real Estate Risk.  The Fund may invest directly in real estate securities and in underlying funds that invest in real estate securities, including real estate investment trusts. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and changes in interest rates.

Sector Risk.  Based on the Adviser’s quantitative models and evaluation of other factors, the Fund may invest in specific sectors of the stock market, which presents additional components of risk.  The performance of sector specific investments is largely dependent on the industry’s performance, which may be different than the overall stock market. As a result, if the Fund is heavily concentrated in a specific sector, then that particular sector could significantly impact the return of the Fund.

Small Cap Company Risks.  Investments in small cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources, or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large-capitalization companies.

Stock Market Risk.  Investments in the stock market are a principal risk of  the Fund.  The Fund’s investment in equities will fluctuate in value due to changes in general economic and political conditions that may affect the stock market.  Daily stock prices can move unpredictably up and down and may be subject to higher risk than other investments such as fixed income securities.

Structured Instrument Risk.  Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. Although structured instruments may be sold in the form of a corporate debt obligation, they may not have some of the protection against counterparty default that may be available with respect to publicly traded debt securities (i.e., the existence of a trust indenture).

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PORTFOLIO HOLDINGS

The Fund’s complete portfolio holdings as of the end of the calendar quarter ordinarily are posted on www.meederfunds.com by the fifth day after the end of such quarter, or the first business day thereafter.  A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information (“SAI”).

MANAGEMENT OF THE FUND

WHO MANAGES THE FUND?

Investment Adviser.  Meeder Asset Management, Inc. (“Adviser”) serves as investment adviser to the Fund, as well as to the other mutual funds that make up the family of Meeder Funds.  The Adviser has also been an investment adviser to individuals, pension and profit sharing plans, trusts, charitable organizations, corporations, financial intermediaries and other institutions since 1974. As of December 31, 2014, the Adviser and its affiliates managed, advised and administered approximately $9.5 billion in assets.  The Adviser has its principal offices at 6125 Memorial Drive, Dublin, OH 43017.

Pursuant to an investment advisory contract between the Adviser and the Fund, the Adviser manages both the investment operations of the Fund and the composition of its portfolio, including the purchase, retention, disposition and loan of securities.  This investment advisory contract is subject to the supervision of the Fund’s Board of Trustees and is executed in conformity with the stated objective and policies of the Fund. Under the contract, the Adviser is obligated to keep certain books and records of the Fund. The Adviser also administers the corporate affairs of the Fund, furnishes office facilities and provides ordinary clerical and bookkeeping services that are not being furnished by Huntington National Bank, the Fund’s custodian, or Mutual Funds Service Co., the Fund’s transfer and disbursing agent, fund accounting agent and administrator. Mutual Funds Service Co. is an affiliate of the Adviser.

Management Fees.  The Adviser receives an annual fee for its advisory services for the Fund payable in montly installments based on the average daily net assets of the Fund. The annual advisory fee shall be equal to the sum of (i) 1.00% of the Fund's first $50,000,000 in average daily net assets, (ii) 0.75% of the next $50,000,000 in average daily net assets and (iii) 0.60% of the Fund's average daily net assets in excess of $100,000,000.  The Adviser has contractually agreed to reduce its management fee by 0.25%.
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PORTFOLIO MANAGERS

Robert S. Meeder, Jr.  Mr. Meeder brings over 32 years of investment industry experience to the Adviser. Mr. Meeder has been President of the Adviser since 1991 and has been a member of the team managing the Meeder family of Funds since August of 1988.  In addition to his executive duties, Mr. Meeder is involved in the development of investment policy and client relationships for the Adviser.

Dale W. Smith, CFA.  Mr. Smith has been associated with the Adviser as the Chief Investment Officer and Chief Financial Officer since March 2005.  Mr. Smith brings 30 years of financial services experience to the Adviser, with previous positions as Senior Vice President, Financial Services at BISYS Fund Services from 1999 to 2004 and Senior Vice President, Fund Accounting at BISYS Fund Services from 1996 to 1999.  Mr. Smith has been a member of the team managing the Meeder family of Funds since August 2005.

Clinton Brewer, CFA.  Mr. Brewer is a Portfolio Manager at the Adviser and has been associated with the Adviser since June 2008.  Mr. Brewer brings over 11 years of investment industry experience to the Adviser, with previous positions as a market research analyst with FTN Midwest Research Securities Corp. from 2004 to 2006, a research associate at McDonald Investments from 2006 to 2007 and as a research associate with FTN Midwest Securities Corp. from 2007 to 2008.  Mr. Brewer has been a member of the team managing the Meeder family of Funds since June 2008.

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Jonathan Tremmel, CAIA, PRM.  Mr. Tremmel is an Assistant Portfolio Manager and has been associated with the Adviser since March 2012. Mr. Tremmel has been a member of the team managing the Meeder family of Funds since December 2013.

The Statement of Additional Information for the Fund provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

ADDITIONAL INFORMATION ABOUT PERFORMANCE

PAST PERFORMANCE OF PRIVATE ACCOUNTS: DIVIDEND AND GROWTH

Purpose of Past Performance. The performance information below is provided to show the past performance of the Adviser in managing private accounts, which are not registered with the Securities and Exchange Commission, using an investment strategy substantially similar to the Dividend Opportunities Fund, and to measure the past performance of those private accounts against the Russell 1000 Value Index.

What Past Performance Does Not Represent. The past performance shown below does not represent the performance of the Dividend Opportunities Fund. You should not consider the past performance shown below as an indication of the future performance of the Dividend Opportunities Fund.

Similar Accounts. Since 2003, the Adviser has served as the portfolio manager for privately managed accounts having investment goals, policies, strategies and risks substantially similar to those of the Dividend Opportunities Fund. Substantially all of the assets of these privately managed accounts have invested in stocks.

Calculation of Past Performance. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the private accounts without providing for federal or state income taxes. Custodial fees, if any, were not used to reduce performance returns. The Adviser's composite includes all actual, fee paying, discretionary, private accounts managed by the adviser that have investment objectives, policies, strategies and risks substantially similar to those of the Dividend Opportunities Fund. Cash and equivalents are included in performance returns. The returns of the Adviser's composite combine the individual accounts' returns by asset-weighting each individual account's asset value as of the beginning of each quarter. The returns are computed by compounding the composite returns of each quarter within the calendar year. The composite was calculated using the Modified Dietz method net of maximum annual fees calculated on a quarterly basis.  Accounts with significant cash flows, greater than 10%, were excluded from the composite for that period.

Differences in Regulation. The private accounts that are included in the Adviser's composite are not subject to the same types of expenses to which the Dividend Opportunities Fund are subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Dividend Opportunities Fund by federal securities laws.

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      The investment results of the Adviser's composite presented below are unaudited and not intended to predict or suggest the returns that might be experienced by investing in the Dividend Opportunities Fund. You should also be aware that the Securities and Exchange Commission uses a method different from that used below to calculate mutual fund performance, which could result in different performance returns.

PAST PERFORMANCE OF PRIVATE ACCOUNTS

Annual Total Returns as of 12/31

Year	Meeder Asset Management, Inc. Taxable Dividend and Growth Composite	Russell 1000 Value Index[1]
2004	13.20%	16.49%
2005	5.18%	7.03%
2006	23.74%	22.18%
2007	0.98%	-0.23%
2008	-29.53%	-36.86%
2009	20.75%	19.67%
2010	17.17%	15.52%
2011	12.62%	0.36%
2012	9.56%	17.49%
2013	25.54%	32.54%
2014	11.85%	13.42%

Average Annual Total Returns as of 12/31/14

	Inception Date	1 Year	5 Year	10 Year
Meeder Asset Management, Inc. Taxable Dividend and Growth Composite Return Before Taxes	3/31/03	11.85%	15.21%	8.54%
Russell 1000 Value Index¹ (Reflects No Deduction for Fees, Expenses, or Taxes)		13.42.%	15.41%	7.28%

[1]	The Russell 1000 Value Index (Index) is an unmanaged index predominantly made up of value stocks of large U.S. companies. The Index reflects the reinvestment of income, dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. One cannot invest directly in an index.

INVESTING WITH THE MEEDER FUNDS

When you buy and sell shares of the Fund, the price of the shares is based on the Fund’s net asset value per share (NAV) next determined after the order is received.

Calculating a Fund’s NAV.  The Fund's NAV is calculated by adding the total value of the Fund’s investments and other assets, subtracting the liabilities and then dividing that figure by the number of outstanding shares of the Fund as follows:

NAV =	(Total Assets – Liabilities) Number of Shares Outstanding

The NAV for the Fund is calculated after the close of trading (normally 4:00 p.m., Eastern time ("ET")) on each day the New York Stock Exchange is open for business.  On occasion, the NYSE will close before 4:00 p.m. ET.  When this occurs, purchase requests received by the Fund or an authorized agent of the Fund after the NYSE closes will be effective the following business day.  Generally, the NYSE is closed and the share price of the Fund is not calculated on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The NAV of the Fund may change every day.

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Valuing the Fund's Assets.  The assets of the Fund are generally valued on the basis of market quotations.  Short-term money market instruments held by other funds are valued using the amortized cost method.

If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the time as of which the Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Meeder® Funds Board of Trustees.  Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors.  In addition, securities trading on overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market, but prior to the close of the U.S. market.  Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.  Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.  The Prospectuses for the underlying mutual funds explain the circumstances under which the underlying funds will use fair value pricing and the effects of using fair value pricing.

HOW TO BUY SHARES

The Fund offers one class of shares.  Shares are offered continuously and sold without an upfront load or sales charge.  Shares are purchased at the NAV next determined after receipt of the purchase order by Mutual Funds Service Co., the Fund’s transfer agent, the Distributor, the Fund’s principal underwriter, or an authorized financial intermediary.  For more information, please see When Purchases are Effective.  Minimum and subsequent investment amounts for the Fund are as follows:

	Initial Investment	Initial Investment IRA Account	Subsequent Investments
Dividend Opportunities Fund	$2,500	$500	$100

Minimums may be waived if you purchase Fund shares through a financial intermediary or through certain types of retirement plans and wrap accounts.  Fund minimums may also be waived if an account builder is set up on the account.

Important Information About Opening an Account.  To help the government fight the funds in terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.  When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you.  We also may ask to see your driver’s license or other identifying documents.  If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk.  If we are unable to immediately verify your identity, the Meeder Funds may restrict further investment until your identity is verified.  If we are unable to verify your identity, the Meeder Funds reserve the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is closed.  If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.  If your account is closed at the request of governmental or law enforcement authorities, the Meeder Funds may be required by the authorities to withhold the proceeds.

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Purchases Through Financial Intermediaries. You may make initial and subsequent purchases of shares of the Fund through a financial intermediary, such as an investment adviser or broker-dealer, bank or other financial institution that purchases shares for its customers.  Before investing in the Fund through a financial intermediary, you should carefully read any materials provided by the intermediary together with this Prospectus.

When shares are purchased this way, the financial intermediary may:

•	charge a fee for its services;

•	act as the shareholder of record of the shares;

•	set different minimum initial and additional investment requirements;

•	impose other charges and restrictions;

•	designate intermediaries to accept purchase and sale orders on the Fund’s behalf; or

•	impose an earlier cut-off time for purchase and redemption requests.

The Fund considers a purchase or sale order as received when a financial intermediary receives the order in proper form before 4:00 p.m. ET.  These orders will be priced based on the Fund’s NAV next computed after such order is received by the financial intermediary.  It is the responsibility of the financial intermediary to transmit properly completed purchase orders to the Fund in a timely manner.  Any change in price due to the failure of the Fund to timely receive an order must be settled between the investor and the financial intermediary placing the order.

Shares held through an intermediary may be transferred into your name following procedures established by your intermediary and the Fund.  Certain intermediaries may receive compensation from the Fund, the Adviser or their affiliates, which may result in a conflict of interest for the intermediary.

Fund Direct Purchases.  You also may invest directly with the Fund.  Carefully read and complete the New Account Application accompanying this Prospectus.  You can obtain a copy of the New Account Application by calling the Meeder Funds at 1-800-325-3539 or 614-760-2159 on days the Fund is open for business or by visiting www.meederfunds.com.

Initial Purchases for New Accounts.  The Meeder Funds must receive a completed New Account Application in good order before it can process an initial investment.  You may pay for your initial investment in the following ways:

By Check:

•	Make your check payable to the Fund. A check must accompany the New Account Application, unless you are paying by bank wire.

•	All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. The Meeder® Funds do not accept third party checks, cash, travelers checks or money orders, credit card checks, and checks drawn on non-U.S. financial institutions for purchases.

•	Mail the New Account Application and check to:

Meeder® Funds
P.O. Box 7177
Dublin, Ohio 43017

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OR

•	For overnight or UPS/FedEx delivery:

Meeder Funds
6125 Memorial Drive
Dublin, Ohio  43017

•	All investments by check will be subject to a ten business day hold and redemptions may be rejected prior to the ten business day hold period (or release of the hold). For more information on check deposits see “When Purchases are Effective.”

By Bank Wire:

•	A completed application must be received and processed by the Meeder Funds before your wire transaction is processed. The Meeder Funds will not permit a purchase of Fund shares until the New Account Application is received in good order.

•	If the wire order is for a new account, or to open an account in a different Meeder Fund, you must telephone Client Services at 1-800-325-3539, or (614) 760-2159 prior to making your initial investment. Advise Client Services of the amount you intend to invest and obtain an account number and wire instructions. Wires sent without notifying the Fund will result in a delay of the effective date of your purchase.

•	Any delays that may occur in wiring money, including delays that may occur in processing by the banks, will delay your investment and are not the responsibility of the Meeder Funds or the transfer agent.

•	The Fund does not charge a fee for the receipt of wired federal funds, but reserves the right to charge shareholders for these services upon 30 days written notice.

•	Your bank may impose a charge for sending a wire.

•	The Fund reserves the right to charge $15 for outgoing wires.

When making your initial investment in the Fund, you may choose to participate in the Automatic Account Builder Program.  For more information about Automatic Account Builder, see Other Shareholder Services – Automatic Account Builder Program.

Subsequent Investments.  Once an account has been opened, you may purchase additional shares at any time by mail or telephone.  If paying for your subsequent investment by wire, please follow the instructions listed above.  When making additional investments by mail, send your check made payable to the Fund you are investing in at:

Meeder Funds
L-2569
Columbus, OH 43260-2569

Please Note:  All subsequent investments by check are subject to a ten business day hold on the check and redemptions may be rejected prior to the ten business day hold (or hold being released).

After your account is opened, you also may make subsequent investments by Automated Clearing House (ACH) from a bank or other financial institution which is a member of ACH.

•	To purchase shares of the Fund by ACH, call the Meeder Funds at 1-800-325-3539, or (614) 760-2159 for instructions.

•	The transfer agent will electronically debit your account at the financial institution identified on the account application for the amount of your purchase.

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•	Any delays that may occur in receiving money, including delays that may occur in processing by the bank, are not the responsibility of the Fund or the transfer agent. Investments or redemptions via ACH may take up to three business days to settle.

•	The Meeder Funds do not charge a fee for the receipt of ACH funds.

•	Your bank may impose an ACH charge.

Each additional purchase request must contain the name on the account and the correct account number and Fund name to permit proper crediting to the account.  If a check, wire transaction or ACH is received and there is no Fund identified and you own only one Fund, the investment will be credited to that Fund.  If you own multiple Funds and no Fund is identified, you must confirm the Fund to be credited prior to the transaction being processed or the investment will be returned within 48 hours.  Any subsequent investment received not in good order may result in a delay in processing the transaction. All additional purchases are made at NAV next determined after receipt of a purchase order by the Fund or authorized financial intermediaries.

When Purchases are Effective.  The trade date for any purchase request received in good order will depend on the day and time Meeder Funds receives your request and the manner in which you are paying.  Your order to purchase shares is priced at the next NAV calculated after your order is received in good order by the Fund; the Fund’s transfer agent, Mutual Funds Service Co.; the Fund’s principal underwriter, the Distributor or an authorized financial intermediary.  Only purchase orders received in good order before 4:00 p.m. ET will be effective at that day’s NAV.

For purchases by check, if the purchase request is received by Meeder Funds on a business day before the Fund closes regular trading on the NYSE (generally 4:00 p.m.ET), the trade date for the purchase can take up to the next business day's trade date.  If the purchase request is received on a business day after the close of regular trading on the NYSE, the trade date for the purchase will be the second business day's trade date after Meeder Funds receives the purchase request.

On occasion, the NYSE will close before 4:00 p.m. ET.  When that happens, purchase requests received by the Fund or an authorized agent of the Fund after the NYSE closes will be effective the following business day.

Generally, investments received by mail must be in “good order”, which means that the application is complete and accompanied by payment.  However, payment for purchases made by telephone will receive the NAV next calculated after receipt provided “federal funds” are received by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m. ET) within three business days after the purchase order is placed for the Fund.

In the event that an order is placed by the cut-off time specified above but the related wire payment is not received by the Fund by the close of the Federal Reserve wire transfer system that same day, then either your order may not be effective until the next business day on which federal funds are timely received by the Fund, or the Fund reserves the right to cancel your purchase order and you will be liable for any resulting losses or fees incurred by the Fund or the Fund’s transfer agent.

Other Purchase Information

The Fund may limit the amount of purchases or refuse to sell shares to any person and for any reason. The Fund does not accept cash.  Checks must be made payable to the Fund in U.S. dollars and drawn on a U.S. bank. If a shareholder's check or wire is dishonored, the purchase and any dividends paid thereon will be reversed and the Fund will charge you a fee of $36.00 for each check or wire that is dishonored, in addition to any losses or fees incurred by the Fund or the Fund’s transfer agent.  We reserve the right to change this fee at any time.  The Fund has the right to stop offering shares or offer shares only on a limited basis, for a period of time or permanently for sale at any time. If shares are purchased with federal funds, they may be redeemed at any time thereafter as explained below.

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Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or cancelled and the monies may be withheld.

Please note that your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

HOW TO REDEEM SHARES

You may redeem all or part of your investment in the Fund on any day that the Meeder Funds are open for business, subject to certain restrictions described below.  You may request a redemption by mail, telephone or fax.  IRA accounts are not redeemable by telephone; an IRA distribution form must be completed and sent to the Meeder Funds.  Contact your financial intermediary or call 1-800-325-3539, or (614) 760-2159 to request an IRA distribution form.  You may also download a form on our website at www.meederfunds.com.

By Mail:  You may redeem any part of your account by sending a written request to your financial intermediary, if applicable, or to the Meeder Funds.

•	The redemption requests sent to the Meeder Funds must be initiated by an authorized trader on the account and contain the following information:

•	the Fund name;

•	your account number;

•	your address;

•	the dollar amount or number of shares you wish to redeem;

•	the signature(s) of all registered account owners (refer to account application for signature requirements); and

•	the Federal tax withholding election (for retirement accounts).

•	The redemption request should be sent to:

Meeder Funds
P.O. Box 7177
Dublin, Ohio 43017

•	In certain circumstances, a Medallion Signature Guarantee may be required. For more details, please see Medallion Signature Guarantee below.

•	Amounts withdrawn will be mailed to your address of record at the Meeder Funds, sent electronically via ACH, or wired to your bank of record. Shareholders requesting Priority Mail or overnight delivery will be charged for this service.

•	Redemption proceeds may be delayed until money from prior purchase sufficient to cover your redemption has been received and collected.

By Telephone:  You may redeem shares by telephone by calling 1-800-325-3539, or (614) 760-2159.

•	If you wish to use the telephone redemption procedure, you must select this feature on the New Account Application.

•	Proceeds from telephone transactions will be mailed only to the names(s) and address of record and will only be executed if telephone redemptions are authorized on the account. Shareholders requesting Priority Mail or overnight delivery will be charged for this service.

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•	For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, the transfer agent will employ reasonable measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate security measures are taken, the transfer agent is not responsible for any loss, damage, cost or expenses in acting on such telephone instructions.

•	The Fund may terminate the telephone procedures at any time.

•	During periods of extreme market activity it is possible that you may encounter some difficulty in reaching us by telephone. If you are unable to reach us by telephone, you may request a redemption by mail or leave a message and a client services representative will return your call promptly. Please do not leave trade instructions on voicemail as these requests will not be honored.

When making your initial investment in the Fund, you may choose to participate in the Systematic Withdrawal Program.  This program allows you to automatically sell your shares and receive regular distributions from your account. For more information about the Systematic Withdrawal Program, see Other Client Services – Systematic Withdrawal Program.

Medallion Signature Guarantee - Some circumstances require that your request to redeem shares be made in writing accompanied by an original Medallion Signature Guarantee.  A Medallion Signature Guarantee helps protect you against fraud. You can obtain a Medallion Signature Guarantee from most banks or securities dealers, but not from a notary public. You should verify with the institution that it is an eligible guarantor prior to signing.  The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP).  Your redemption request must be made in writing and include a Medallion Signature Guarantee if any of the following situations apply:

•	Your account registration or account address has changed within the last 30 days;

•	The check is being mailed to a different address than the one on your account (address of record);

•	The check is being made payable to someone other than the account owner;

•	The redemption proceeds are being transferred to a Fund account with a different registration;

•	The redemption proceeds are being wired to, or you provide ACH transfer instructions for, a bank account other than a bank account of record;

•	Any redemption request from a deceased shareholder’s account.

You will be notified within two business days of any rejection.

When Redemptions Are Effective.  Redemption requests received by the Fund, MFSCo, the Fund's Distributor or an authorized financial intermediary before 4:00 p.m. ET (or before the NYSE closes if it closes before 4:00 p.m. ET.) will be effective that day.  Redemption requests received after the close of trading on the NYSE are processed at the NAV determined on the following business day.  The price you will receive when you redeem your shares will be the NAV next determined after the Fund receives your properly completed redemption request.

The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time your redemption request is received.  A financial intermediary or fund may charge a transaction fee to redeem shares.

When Redemptions Are Made.  You may receive redemption proceeds by check, ACH or direct deposit into your bank account.  In the event that an ACH is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.  Amounts withdrawn by mail normally are sent by U.S. mail within one business day after the request is received, and are mailed no later than seven days after receipt of the redemption request.  Amounts withdrawn by telephone normally are mailed or wired on the next bank business day following the date of the redemption request.  You may change the bank account designated to receive redemptions. This may be done at any time upon written request to the Fund. In this case, your signature must be Medallion Signature guaranteed.

If you hold shares in a Meeder Funds mutual fund account and your redemption check remains uncashed for more than one year, the check may be invested in additional shares of the Fund at the NAV next calculated on the day of the investment.

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ACH Requests.  You may request funds to be sent via ACH.  Meeder® Funds does not charge for this service.  The Fund may hold proceeds for shares purchased by ACH up to three days and for shares purchased by check may be as long as ten business days until the purchase amount has been collected.  In addition, if shares are purchased by check and there has been a recent address change on the account, the Fund’s transfer agent will not pay a redemption until reasonably satisfied the check used to purchase shares has been collected, which may take up to ten business days.  To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

As a special service, you may arrange to have amounts in excess of $3,000 wired in federal funds to a designated commercial bank account.  To use this procedure, please designate on the New Account Application a bank and bank account number to receive the wired proceeds. The Fund reserves the right to charge $15 a wire at any time.  The shareholder may also be charged a similar fee from the receiving bank.

Additional documentation may be required for redemptions by corporations, executors, administrators, trustees, guardians, or other fiduciaries.

Emergency Circumstances. Meeder Funds can suspend or postpone payment of redemption proceeds for up to seven calendar days.  Meeder Funds may postpone or suspend payment of redemption proceeds after the seven calendar days when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, such as emergency circumstances, as determined by the Securities and Exchange Commission.

Accounts With Low Balances.  The Fund incurs certain fixed costs in maintaining shareholder accounts.  Therefore, if your account value is less than $2,500 ($400 for an IRA account; $10,000 for an Asset Allocation account), the account will be subject to an annual fee of $25.00.  You will receive notification 60 days prior to the date the fee is deducted.  If the year to date average daily balance is above the minimums no charge will be assessed to the account.  If you participate in the Automatic Account Builder Program, you will not be subject to the annual fee. This fee also will not be charged to group retirement accounts that are making continuing purchases and certain accounts held by broker-dealers through the National Securities Clearing Corporation.

The Fund also reserves the right to redeem your shares and close your account if redemption activity brings the value of your account below $2,500 ($400 for an IRA account; $9,000 for an Asset Allocation account) or you have opened your account for less than the minimum purchase amount and do not purchase additional shares to meet the minimum balance requirement.  In such cases, you will be notified and given at least 30 days to purchase additional shares before the account is closed.  An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. You may purchase additional shares to increase the value of your account to the minimum amount within the 30-day period. Each share of the Fund also is subject to involuntary redemption at any time if the Board of Trustees determines to liquidate the Fund.

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Incidental Costs.  The only costs associated with the Fund are described in the Fund Expenses section and certain incidental fees associated with specific services on accounts.  These fees include an annual maintenance fee of $10 assessed by the custodian for IRA and Coverdell ESA accounts and a $20 fee per account will be assessed to close out an IRA or Coverdell ESA balance at the time of redemption.  We reserve the right to change any of the above fees after notice to you.

Additional Information About Redemptions.  Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. Meeder® Funds reserves the right to request a Medallion Signature Guarantee request in writing for share redemptions valued $250,000 or more.  If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.  In the event the Fund makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash as well as market risk until the securities are disposed of.

Identity and Fraud Protection.  On every shareholder request received, the transfer agent will employ reasonable measures to verify the identity of the initiator, such as requesting verification of account name, account number, SSN and other relevant information.  If appropriate security measures are taken, the transfer agent is not responsible for any loss, damage, cost or expenses in acting on such instructions.

Please take precautions to protect yourself from fraud.  It is important to keep your account information private, and immediately review any account statements or other information that are provided to you from Meeder Funds. Please contact Meeder® Funds immediately about any transactions or changes to your account that you believe are unauthorized.

EXCHANGE PRIVILEGE

You may exchange shares of the Fund for shares of any other Fund within the Meeder® Funds that is available for sale in your state at their respective NAVs.  Exchanges are subject to applicable minimum initial and subsequent investment requirements. It will be necessary to complete a separate New Account Application if:

•	You wish to register a new account in a different name;

•	You wish to add telephone redemption or exchange privileges to an account; or

•	You wish to have check-writing redemption privileges in a Money Market Fund account. (A new account application is not required but will need a Medallion Signature Guarantee request by all registered account owners).

Please call Meeder® Funds Client Services at 1-800-325-3539 for more information.

Exchange requests may be directed to the Fund by mail, fax or telephone.

By Mail or Fax:

•	Mail your exchange request to:

Meeder Funds
P.O. Box 7177
Dublin, Ohio 43017

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•	The exchange request must be signed exactly as your name appears on the Fund's account records.

•	Requests must be signed by all registered account owners and include account specific information like account number and tax identification.

Any requests received via mail or fax may be verified by telephone with registered owners.  For faxed requests, please fax to 614-766-6669.

By Telephone:

•	You may make exchanges by telephone only if you selected the telephone redemption feature on your New Account Application

•	Exchange requests may be made by telephone by calling 1-800-325-3539, or (614) 760-2159.

•	Exchanges must be made within the same account number.

•	To transfer shares from one account to another account, the registration of accounts must be identical or be subject to Medallion Signature Guarantee rules.

Exchange requests in good order received by the Fund or an authorized financial intermediary before 4:00 p.m. ET (or before the NYSE closes if it closes before 4:00 p.m. ET.) will be effective that day.  The price you will receive will be the NAV next determined after the Fund receives your exchange request.  Exchange requests received by the Fund or an authorized financial intermediary after the times listed above are processed at the NAV determined on the following business day.

The exchange of shares of one Fund for shares of another Fund is treated for federal income tax purposes as a sale of the shares redeemed. You may realize a taxable gain or loss on an exchange, and you should consult your tax adviser for further information concerning the tax consequences of an exchange.

An exchange may be delayed briefly if redemption proceeds are not immediately available for purchase of the newly acquired shares. The exchange privilege may be modified or terminated at any time. In addition, the Fund may reject any exchange request and limit your use of the exchange privilege.

OTHER CLIENT SERVICES

Automatic Account Builder

When making your initial investment in the Fund, you may choose to participate in the Fund’s Automatic Account Builder Program by completing the appropriate section of the New Account Application.  Under the program, monthly or bi-monthly the Fund’s transfer agent will electronically debit your checking or savings account at the financial institution identified on the account application for the amount of your purchase.  Your bank must be a member of the ACH. There is no charge by the Meeder Funds for this service.  Your financial institution, however, may charge for debiting your account.  It may take one to three business days to receive funds.  You can change the amount or discontinue your participation in the program by phone or by written notice to the Fund at least seven business days prior to the next automatic investment date.

Direct Deposit

Investments of $100 or more may be directly deposited into your account.  If you wish to have a financial institution electronically transfer funds into your account, you should contact the Fund for information on this service by calling 1-800-325-3539 or (614) 760-2159.  There is no charge for this service, although the financial institution debiting your account may charge a fee for this service.

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Systematic Withdrawal Program

This program allows you to automatically sell your shares and receive regular distributions of $100 or more from your account. You must either own or purchase shares having a value of at least $10,000 and advise the Fund in writing of the amount to be distributed and the desired frequency, i.e., monthly, quarterly or annually. This option may be selected by completing the appropriate section of the New Account Application. You should realize that if withdrawals exceed income dividends, the invested principal may be depleted. If the systematic withdrawal amount exceeds the account balance, the withdrawal will be processed for the remaining account balance and the account will be closed.  You may make additional investments to the account and may change or stop the systematic withdrawal program at any time. There is no charge for this program.

Sub-accounting for Institutional Investors

The Fund's optional sub-accounting system offers a separate shareholder account for each participant and a master account record for the institution. Share activity is thus recorded and statements prepared for both individual sub-accounts and for the master account. For more complete information concerning this program contact the Fund.

SHORT-TERM TRADING POLICY

The Fund discourages short-term or excessive trading and will seek to restrict or reject such trading or take other action as the Adviser or the transfer agent determines to be appropriate, in accordance with policies adopted by the Funds’ Board of Trustees.  Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash equivalents and the dollar amount and frequency of trades, short-term or excessive trading may interfere with the efficient management of the Fund’s portfolio, increase the Fund’s transaction costs, administrative costs and taxes and/or impact Fund performance.  Short-term traders seeking to take advantage of possible delays between the change in the value of the Fund’s portfolio holdings and the reflection of the change in the Fund’s NAV, sometimes referred to as “arbitrage market timing,” may, under certain circumstances, dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices.

The Fund will seek to reduce the risk of short-term trading by selectively reviewing on a continuous basis recent trading activity in order to identify trading activity that may be contrary to this short-term trading policy.  If the Fund believes, in its sole discretion, that an investor is engaged in excessive short-term trading or is otherwise engaged in market timing activity, the Fund may, with or without prior notice to the investor, reject further purchase orders from that investor, and disclaim responsibility for any consequent losses that the investor may incur.  Alternatively, the Fund may limit the amount, number or frequency of any future purchases and/or the method by which an investor may request future purchases and redemptions, including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund.  The Fund’s response to any particular market timing activity will depend on the facts and circumstances of each case, such as the extent and duration of the market timing activity and the investor's trading history in the Fund.  Although this method of reducing the risk of short-term trading involves judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.  While the Fund cannot guarantee the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of shareholders.  The Fund’s excessive trading policies generally do not apply to systematic purchases and redemptions.

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As an investor, you are subject to this policy whether you are a direct shareholder of the Fund or investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or trustee of an IRS recognized tax-deferred savings plan, such as a 401(k) retirement plan, that maintains an omnibus account with the Fund for trading on behalf of its customers.  The Fund has entered into information sharing agreements with such financial intermediaries under which the financial intermediaries are obligated to: (1) enforce during the term of the agreement, a market-timing policy, the terms of which are acceptable to the Fund; (2) furnish the Fund, upon request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund’s market-timing policy with respect to customers identified by the Fund as having engaged in market timing.  The Fund applies these policies and procedures to all shareholders believed to be engaged in market timing or excessive trading. The Fund has no arrangements to permit any investor to trade frequently in shares of the Fund, nor will it enter into any such arrangements in the future.

Financial intermediaries maintaining omnibus accounts with the Fund may impose market timing policies that are more restrictive than the market timing policy adopted by the Board of Trustees.  For instance, these financial intermediaries may impose limits on the number of purchase and sale transactions that an investor may make over a set period of time and impose penalties for transactions in excess of those limits. Financial intermediaries also may exempt certain types of transactions from these limitations. If you purchased your shares through a financial intermediary, you should read carefully any materials provided by the financial intermediary together with this Prospectus to fully understand the market timing policies applicable to you.

DISTRIBUTION FEES

The Fund has adopted a Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that allows the Fund to pay distribution fees for the sale and distribution of Fund shares and for services provided to Fund shareholders.  Rule 12b-1 fees are paid by the Fund to the financial intermediaries, securities brokers, investment advisers, investment performance consultants, service organizations and other persons, including the Fund’s Adviser and/or its affiliates, which agree to provide distribution, sales and promotional services, shareholder services and other services for the Fund.  The Fund may pay up to 0.25% of Fund average daily net assets per year.

Rule 12b-1 fees are typically paid to the Fund’s principal underwriter, Distributor (an affiliate of the Adviser), and Distributor is authorized to make payments to financial intermediaries, securities brokers, investment advisers, investment performance consultants and other professionals, as well as platform providers (collectively, “Third Party Intermediaries”), which agree to provide distribution, sales and promotional services and other services for the Fund and/or the Fund’s shareholders.  In certain instances, the Fund may make Rule 12b-1 Plan payments directly to Third Party Intermediaries for the services provided.  In addition, Distributor, the Adviser or other affiliates of the Adviser may retain a portion of the Rule 12b-1 fees as partial reimbursement for costs incurred by such entities in connection with providing distribution, sales and promotional services, shareholder services and other services to the Fund.  The Fund may pay Rule 12b-1 fees in an amount up to 0.25% of Fund average daily net assets per year.

Payments by Distributor to Third Party Intermediaries under the Rule 12b-1 Plan may cover program support, such as expenses related to: (1) including the Fund in retirement programs, fee-based advisory or wrap fee programs, fund supermarkets, bank or trust company products, and/or insurance  programs (e.g., individual or group annuity contracts); (2) marketing support, such as providing representatives of Distributor or the Adviser access to sales meetings, sales representatives, and management representatives; (3) firm support, such as business planning assistance, advertising, and assistance with educating Third Party Intermediaries’ sales personnel about the Fund and shareholder financial planning needs; (4) providing shareholder and administrative services; and (5) providing other distribution-related or asset retention services.

Because the Rule 12b-1 fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, the Fund, has adopted an Administrative Services Plan.  Under the Plan, shares of the Fund bear a service fee of up to 0.20% of Fund average daily net assets per year.  Service fees are typically paid to the Distributor, and the Distributor is authorized to make payments to Third Party Intermediaries, including platforms, for providing services to Fund shareholders and maintaining shareholder accounts.  In certain instances, the Fund may make Administrative Services Plan payments directly to Third Party Intermediaries for the services provided.

Payment of Additional Compensation

On occasion, Distributor, the Adviser or its affiliates may make payments out of its own resources and legitimate profits, which may include profits the Adviser derives from investment advisory fees paid by the Fund, to Third Party Intermediaries and other persons as incentives to market the Fund, to cooperate with the Adviser’s promotional efforts, or in recognition of the provision of administrative services, shareholder services, marketing and/or processing support.  These payments are often referred to as “additional cash compensation” and are in addition to the Rule 12b-1 fees and Administrative Service Plan fees, as discussed above.  The payments are made pursuant to agreements between Third Party Intermediaries and the Distributor, the Adviser or its affiliates.

Additional cash compensation payments may be used to pay Third Party Intermediaries for transaction support, including any one-time charges for establishing access to Fund shares on particular trading systems (known as "platform access fees"), as well as for the range of services that my otherwise be covered by Rule 12b-1 payments or Administrative Services Plan payments.  Additional cash compensation payments generally are structured as basis point payments on gross or net new sales, on gross or net prior sales that remain invested in the Fund, or, in the case of platform access fees, fixed dollar amounts.

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DIVIDENDS AND DISTRIBUTIONS

Investment Income and Capital Gains.  The Fund may earn dividends and interest (i.e., investment income) on its investments.  In addition, when the Fund sells a security for a price that is higher than it paid, it records a gain.  When the Fund sells a security for a price that is lower than it paid, it records a loss.  If the Fund has held the security for more than one year, the gain or loss will be a long-term capital gain or loss.  If the Fund has held the security for one year or less, the gain or loss will be a short-term capital gain or loss.  The Fund's gains and losses are netted together to produce net capital gains or net capital losses.  As a shareholder, you will receive your share of the Fund's investment income and net capital gains.

Distributions.  The Fund's net investment income and short-term capital gains are paid to you as ordinary dividends.  The Fund's long-term capital gains are paid to you as capital gain distributions.  If the Fund pays you an amount in excess of its income and gains, this excess will generally be treated as a non-taxable return of capital.  These amounts, taken together, are what we call the Fund's "distributions".  The Fund distributes substantially all of its net investment income as dividends to shareholders on a monthly basis.  The Fund distributes capital gains, if any, annually.  The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.  The amount of any distribution varies and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

Dividend Reinvestment.  Most investors have their dividends reinvested in additional shares of the Fund.  If you choose this option, or if you do not indicate any choice, your dividends will be reinvested in additional shares of the Fund at the applicable NAV on the dividend payable date.  Alternatively, you can choose to have a check for your dividends mailed to you.  However, if the check is not deliverable or the check is not cashed within six months of the date of the check, your check may be invested in additional shares of the Fund at the NAV next calculated on the day of the investment.  Dividend distributions of less than $10 are automatically reinvested in the Fund.  You may elect to have distributions on shares held in IRAs paid in cash only if you are 59 1/2 years old or permanently and totally disabled or if you otherwise qualify under the applicable plan.

TAXES

The following information is provided to help you understand the federal income taxes you may have to pay on income dividends and capital gains distributions from the Fund, as well as on gains realized from your redemption of Fund shares.  This discussion is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended.  By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.  Foreign governments may impose taxes on the income and gains from the Fund's investments in foreign securities.  These taxes will reduce the amount of the Fund's distributions to you.

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Taxation of Distributions.  Distributions from the Fund (both taxable income dividends and capital gains) are normally taxable to you as ordinary income or long-term capital gains, regardless of whether you reinvest these distributions or receive them in cash (unless you hold shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).  Due to the nature of the investment strategies used, distributions by the Fund, generally are expected to consist primarily of net capital gains; however, the nature of the Fund's distributions could vary in any given year.

At the end of the calendar year, the Fund will send to you an Internal Revenue Service Form 1099 setting forth the amount of ordinary dividends, capital gain distributions and non-taxable distributions you received from the Fund in the prior year.  This statement will include distributions declared in December and paid to you in January of the current year, but which are taxable as if paid on December 31 of the prior year.  The IRS requires you to report these amounts on your income tax return for the prior year.

For federal income tax purposes, distributions of net investment income are taxable generally as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year beginning before January 1, 2011 that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 20%.  The amount of dividend income that may be so designated by the Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gain regardless of how long you have held your shares in the Fund.  Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2011 generally will be taxed at a maximum rate of 20%.  Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income.  Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax generally will be imposed on certain net investment income of non-corporate taxpayers, including dividends and capital gain distributions received from the Fund and gains from the sale of shares, including redemptions.

The Fund may incur net capital losses, which can be carried forward to subsequent tax years.  These loss carry forwards may be applied against subsequent capital gains within the Fund, thus reducing or eliminating capital gains distributions to shareholders of the Fund.  Information regarding capital loss carry forwards, if any, including the amount available and the expiration date, can be found in the Meeder Funds Annual Report.

U.S. Government Interest.  Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. Government, subject to certain restrictions.  The Fund will provide you with information at the end of each calendar year on the amount of any such dividends that may qualify for exemption from reporting on your individual income tax returns.

State Taxes.  Ordinary dividends and capital gain distributions that you receive from the Fund and gains arising from redemptions or exchanges of your Fund shares will generally be subject to state and local income tax.  The holding of Fund shares may also be subject to state and local intangibles taxes.  You may wish to contact your tax adviser to determine the state and local tax consequences of your investment in the Fund.

Distributions to Retirement Plans.  Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to the plan, but you will be required to report Fund distributions on your income tax return when your qualified plan makes payments directly to you.  In general, these plans or accounts are governed by complex tax rules.  In addition, special rules apply to payouts from Roth IRAs.  You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

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Dividends-Received Deduction.  Corporate investors may be entitled to a dividends-received deduction on a portion of the ordinary dividends they receive from the Fund.

Buying a Dividend.  If you are a taxable investor and invest in the Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution.  Fund distributions will reduce the Fund's NAV per share.  Therefore, if you buy shares after the Fund has experienced capital appreciation but before the record date of a distribution of those gains, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.  This is commonly known as “buying a dividend.”

Selling Shares.  Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax.  For individuals, any long-term capital gains you realize from selling Fund shares currently are taxed at a maximum rate of 15%.  Short-term capital gains are taxed at ordinary income tax rates.  You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

Backup Withholding.  By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien).  You also may be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions or proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.  You should be aware that the Fund may be fined $50 annually by the Internal Revenue Service for each account for which a certified taxpayer identification number is not provided.  In the event that such a fine is imposed with respect to a specific account in any year, the applicable Fund may make a corresponding charge against the account.

SHAREHOLDER REPORTS AND OTHER INFORMATION

Statements, Reports and Prospectuses.  The Fund or your financial intermediary will send you quarterly account statements and other Fund materials and reports.  If you have an account directly with the Meeder Funds, you may elect to receive electronic copies of account statements, Prospectuses, shareholder reports and other Fund information.  To select this option, visit www.meederfunds.com and enroll in the Meeder® Funds electronic delivery program.  After enrolling and activating your account, you will receive e-mail notifications when Fund documents are available to be viewed and downloaded.  You also may view your accounts online, as well as obtain account transactions and balance information at www.meederfunds.com.

Householding.  To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each Prospectus, annual and semi-annual report and annual notice of the Fund’s privacy policy to shareholders having the same last name and address.  The consolidation of these mailings, called “householding”, benefits the Fund by reducing mailing expense.  If you want to receive multiple copies of these materials, you may write to Mutual Funds Service Co. at 6125 Memorial Drive, Dublin, OH 43017 or call 1-800-325-3539.  Individual copies of Prospectuses, reports and privacy notices will be sent to you commencing within 30 days after Mutual Funds Service Co. receives your request to stop householding.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is not presented as the Fund had not commenced operations as of the date of this Prospectus.

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FOR MORE INFORMATION:

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund.  The SAI has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus (is legally a part of this Prospectus).

Annual and Semiannual Reports

These reports include portfolio holdings, financial statements, performance information, the auditor's report (in the case of the annual report), and a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

The Fund makes available its SAI, annual reports and semi-annual reports, free of charge on the Meeder Funds’ website at www.meederfunds.com.  If you buy your shares through a financial intermediary, you should contact the financial intermediary directly for more information.

To request a free copy of the current annual report, semi-annual report or SAI, or to request other information about the Fund, or make shareholder inquiries, please write, call or e-mail us at:

Meeder Funds
6125 Memorial Drive
Dublin, OH  43017
614-760-2159
Toll Free:  1-800-325-3539
Fax:  614-766-6669
meederfunds@meederinvestment.com
www.meederfunds.com

Information about the Fund (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090.  Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C.  20549-1590.

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MEEDER FUNDS®

DIVIDEND OPPORTUNITIES FUND (FLDOX)

A Fund of the Meeder Funds Trust

Statement of Additional Information Dated June 30, 2015

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the Dividend Opportunities Fund dated June 30, 2015. A copy of the Prospectus may be obtained from the Meeder Funds, at 6125 Memorial Drive, Dublin OH 43017, or by calling: 1-800-325-3539, or (614) 760-2159 or by visiting www.meederfunds.com. Capitalized terms used and not otherwise defined herein have the same meanings as defined in the Dividend Opportunities Fund Prospectus.

Investment Adviser	Transfer Agent
Meeder Asset Management, Inc.	Mutual Funds Service Co.

DESCRIPTION OF THE TRUST

Background.  The Meeder Funds Trust (“Trust”) was organized as a Massachusetts business trust on December 31, 1991 as the successor to a Pennsylvania business trust organized on April 30, 1982. Each of its 11 constituent funds (“Funds”) is a diversified open-end management investment company. The business and affairs of the Trust are under the direction of its Board of Trustees (“Board”).

The Dividend Opportunities Fund is a new fund under the existing Meeder Funds Trust.

Shares of Beneficial Interest.  The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest in each of the Trust's existing Funds and to create additional Funds. All shares have a par value of $.10 per share, are fully paid, non-assessable and fully transferable when issued. All shares are issued as full or fractional shares.

A fraction of a share has the same rights and privileges as a full share. Each Fund of the Trust will issue its own series of shares of beneficial interest. The shares of each Fund represent an interest only in that Fund's assets (and profits or losses) and in the event of liquidation, each share of a particular Fund would have the same rights to dividends and assets as every other share of that Fund.

Each full or fractional share has a proportionate vote. On some issues, such as the election of the Board, all shares of the Trust vote together as one series. On an issue affecting a particular Fund, only its shares vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one Fund. In voting on a Distribution Plan, approval of the Plan by the shareholders of a particular Fund would make the Plan effective as to that Fund, whether or not it had been approved by the shareholders of the other Funds.

Shares are fully paid and nonassessable.  Shares have no preemptive or conversion rights. The Trust or any Fund may be terminated upon the sale of its assets to another open-end management investment company, if approved by vote of the holders of a majority of the Trust or the Fund, as determined by the current value of each shareholder's investment in the Fund or Trust, or upon liquidation and distribution of its assets, if approved by a majority of the Trustees of the Trust. If not so terminated, the Trust and the Funds will continue indefinitely.

Board Liability.  The Declaration of Trust provides that the Board, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects the Board against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Voting Rights.  When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of one Fund are not entitled to vote on a matter that does not affect that Fund but that does require a separate vote of any other Fund. There normally will be no meetings of shareholders for the purpose of electing the Board unless and until such time as less than a majority of the Board holding office have been elected by shareholders, at which time the Board then in office will call a shareholders' meeting for the election of the Board. Any Board member  may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Board is required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Board of the Fund by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Board members.

INVESTMENT POLICIES AND RELATED MATTERS

General.  The investment policies set forth below in this section represent the Fund’s policies as of the date of this Statement of Additional Information. Unless otherwise stated, the investment policies are not fundamental and all may be changed by the Board of the Fund without shareholder approval.

The Fund’s investment adviser is Meeder Asset Management, Inc. (“Adviser”).  The Adviser utilizes a series of quantitative models in managing the Fund’s investments.  These models guide most of the Adviser’s investment decisions, from asset allocations, to sectors, capitalization and the selection of individual securities.

Based principally on the Adviser’s quantitative models, the Adviser seeks to achieve the Fund’s investment objective of providing total return, including capital appreciation and current income, by investing primarily in common and preferred stocks.  The Fund may also invest in equity underlying funds, which include foreign and domestic mutual funds, as well as in Exchange Traded Funds (“ETFs”), closed-end funds, unit investment trusts, Master Limited Partnerships (“MLPs”) and Real Estate Investment Trusts (REITs).  Under normal market conditions, the Fund intends to invest in at least 65% of its net assets (plus borrowing for investment purposes, if any) in dividend-paying equity securities.  Additionally, in order to derive additional income, or for other investment purposes, the Fund may invest up to 20% of its net assets in debt securities of any maturity and of any credit rating, including high yield securities or junk bonds.  The Fund may also enter into derivatives transactions, such as options, futures contracts, forwards, swaps, and index funds and index-based investments, such as Standard & Poor’s Depository Receipts, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value.  As a temporary defensive position, when the Adviser’s quantitative models and evaluations indicate that the risks of the stock market may be greater than the potential rewards, the Fund may invest up to 20% of its assets in securities of any maturity and any credit rating (including unrated securities), and may invest in higher risk, below-investment grade debt securities, commonly referred to as "high yield securities", or "junk bonds".

Asset Coverage for Options and Futures Positions. The Fund will comply with guidelines established by the Securities and Exchange Commission (“SEC”) with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Combined Positions.  The Fund may purchase and write options in combination with each other or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes. Because there are a limited number of types of exchange traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the futures position will not track the performance of the Fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.

The Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Foreign Investments. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile.

Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Adviser will be able to anticipate or counter these potential events.

The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts and European Depositary Receipts (ADRs and EDRs) are certificates evidencing ownership of shares of a foreign-based corporation held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

Futures Contracts. When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract.

Some currently available futures contracts are based on indices of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value.

If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

Hedging Strategies.  The Fund may engage in hedging transactions in carrying out its investment policies. A hedging program may be implemented for the following reasons: (1) to keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks; (2) to reduce the Fund’s transaction costs or add value when these instruments are favorably priced; (3) to forgo taxes that would otherwise have to be paid on gains from the sale of the Fund’s securities; and (4) to attempt to protect the value of certain securities owned or intended to be purchased while the Investment Adviser is implementing a change in the Fund's investment position.

A hedging program involves entering into an “options” or "futures" transaction in lieu of the actual purchase or sale of securities. At present, many groups of common stocks (stock market indices) may be made the subject of futures contracts, while government securities such as Treasury Bonds and Notes are among debt securities currently covered by futures contracts.

Derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index.  Financial futures contracts or related options used by the Fund to implement its hedging strategies are considered derivatives.  The value of derivatives can be affected significantly by even small market movements, sometimes in unpredictable ways.

The objective of an option, futures or forward contract transaction could be to protect a profit or offset a loss in the Fund from future price erosion. Or, the objective could be to acquire the right to purchase a fixed amount of securities or currency at a future date for a definite price. In either case it would not be necessary for the Fund to actually buy or sell the securities or currency currently. Instead, the hedge transaction would give the Fund the right at a future date to sell, or in other instances buy, the particular securities or currency under consideration or similar securities. The value of shares of common stock, the face amount of currency or the face amount of government bonds or notes covered by the hedge transaction would be the same or approximately the same, as the quantity held by the Fund or the quantity under consideration for purchase.

In lieu of the sale of a security or currency, an option transaction could involve the purchase of a put option contract, which would give the Fund the right to sell a common stock, government bond, currency or futures contract on an index (see below), at a specified price until the expiration date of the option. Limitations on the use of put option contracts on an index are described below.

Also, in lieu of the sale of securities or currency, a futures transaction could involve the sale of a futures contract which would require the Fund either (a) to deliver to the other party to the contract the securities specified and receive payment at the price contracted for, prior to the expiration date of the contract, or (b) to make or entitle it to receive payments representing (respectively) the loss or gain on the currency, security or securities involved in the futures contract.

Also, in lieu of the sale of a currency, a forward contract could involve the sale of a currency for future delivery. A forward contract will specify a specific price and a specific date for the transaction to occur. A forward contract will only be entered into for specific amounts of currency which match the amount of foreign currency which the Fund will possess on the delivery date. Entering into a forward contract will reduce the effect on net asset values of currency exchange rates on the portion of the currency that is sold.

The securities involved in an option or futures contract may be currency, stocks or government bonds, or a group of stocks represented by a popular stock market index, and they need not be exactly the same as those owned by the Fund. The Adviser will select the futures contract, which involves a security, group of securities, or index which it feels is closest to a mirror image of the investments held by the Fund. However, the underlying securities involved in the contract need not be exactly the same underlying securities as those owned by the Fund, and this may entail additional risk, as described below.

To the extent that the Fund enters into futures contracts which sell an index or group of securities short and which therefore could require the Fund to pay the other party to the contract a sum of money measured by any increase in a market index, the Fund will be exposing itself to an indeterminate liability. Such an outcome is not guaranteed, and it would be possible for the value of the index and the Fund to move in opposite directions, in which case the Fund would realize an unexpected gain or loss.

In lieu of the purchase of a security or currency, an option transaction could involve the purchase of a call option, which would give the Fund the right to buy a specified security (common stock or government bonds) or currency or index aggregate at a specified price until the expiration date of the option contract.

In lieu of the purchase of securities or currency, a futures transaction could involve the purchase of a futures contract, which would either (a) require the Fund to receive and pay for the securities or currency specified in the futures contract at the price contracted for prior to the expiration date of the contract, or (b) require the Fund to make payment or receive payment representing (respectively) the loss or gain on the currency, security or securities involved in the contract. The securities may be government bonds, stocks, or a group of stocks such as a popular stock market index, and need not be exactly the same as those intended to be purchased by the Fund.

Also, in lieu of the purchase of a currency, a forward contract could involve the purchase of a currency for future delivery. A forward contract will specify a specific price and a specific date for the transaction to occur. A forward contract will only be entered into for specific amounts of currency which match the amount of foreign currency which the Fund will need to possess on the delivery date. Entering into a forward contract for the purchase of a foreign currency will cause the fluctuations of currency exchange rates to effect the net asset value for the portion of the currency that is purchased.

Option contracts will generally be purchased through organized exchanges and will be limited to those contracts that are cleared through the Options Clearing Corporation. Organized exchanges that presently trade option contracts are the Chicago Board Options Exchange, the American Stock Exchange, the Philadelphia Stock Exchange, the Pacific Stock Exchange, and the New York Stock Exchange.

Forward contracts for foreign currency will only be entered into with security brokers which are also primary dealers for U.S. Government securities as recognized by the U.S. Federal Reserve Banks or U.S. banks which are members of the Federal Reserve System.

If an exchange is not open, or if there is no sale, the contract is valued at its last bid quotation unless the Board determine that such is not a fair value. Forward contracts are valued based upon currency dealer quotations for reversing the position. In the case of a futures contract which entails a potential liability for a gain in a market index, the liability is valued at the last sale of an offsetting contract or if there was no sale, at the last asked quotation unless the Board determines that such does not fully reflect the liability.

In conducting a hedging program for the Fund, the Adviser may buy a call on an index or futures contract and simultaneously sell a put on the same index or futures contract. Or, in other circumstances, it may sell a call and simultaneously buy a put on the same index or futures contract.

When conducting a hedging program on behalf of the Fund, the Fund will establish and maintain with the Custodian segregated accounts for the deposit and maintenance of margin requirements. Such deposits will be in the form of cash, U.S. Government securities, or other forms of acceptable collateral as deemed by the broker in an amount as shall be required from time to time by the broker or the exchange on which the transactions are effected for the Fund.

For certain regulatory purposes, the Commodity Futures Trading Commission ("CFTC") limits the types of futures positions that can be taken in conjunction with the management of a securities portfolio for mutual funds, such as the Meeder Funds. All futures transactions for the Fund will consequently be subject to the restrictions on the use of futures contracts established in CFTC rules, such as observation of the CFTC's definition of "hedging." All futures transactions can produce a gain or a loss when they are closed, regardless of the purpose for which they have been established. Unlike short futures contracts positions established to protect against the risk of a decline in value of existing securities holdings, the long futures positions established by the Fund may serve to protect against reinvestment risk and are intended to protect the Fund against the risks of reinvesting portfolio assets that arise during periods when the assets are not fully invested in securities.

The Fund expects that any gain or loss on hedging transactions will be substantially offset by any gain or loss on the securities underlying the contracts or being considered for purchase. There can be no guarantee that the Fund will be able to realize this objective.

The Trust, on behalf of the Fund, filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Funds’ operation.  Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator.

Illiquid Investments.  Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board, the Adviser determines the liquidity of the Fund's investments and, through reports from the Adviser, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, the Adviser may determine some restricted securities to be illiquid. However, with respect to over-the-counter options the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Board. If through a change in values, net assets, or other circumstances, the Fund was in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Limitations on Futures and Options Transactions.  For certain regulatory purposes, the Commodity Futures Trading Commission ("CFTC") limits the types of futures positions that can be taken in conjunction with the management of a securities portfolio for mutual funds, such as the Meeder Funds. All futures transactions for the Fund will consequently be subject to the restrictions on the use of futures contracts established in CFTC rules, such as observation of the CFTC's definition of "hedging."

The Fund may transact in futures contracts or options contracts to achieve its investment objective. The Fund will not take positions that expose itself to undue risk. Futures contracts and options contracts will be established with the goal of enhancing the return profile by either adding to gains or protecting against losses. The Fund may transact in short or long positions in futures or options contracts as well as combining these positions with other related or non-related securities. In some instances, collateral may be required to establish a position, in which case the Fund will appropriately post sufficient collateral to transact.

The above limitations on the Fund's investments in futures contracts, and the Fund's policies regarding futures contracts discussed elsewhere in this Statement of Additional Information, may be changed as regulatory agencies permit.

Liquidity of Futures Contracts.  There is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions could also be impaired.

Money Market Instruments.   The Fund will normally be fully invested, but may invest in money market instruments, investment grade bonds, and/or underlying ETFs that invest in fixed-income securities in order to (a) accommodate cash flow from purchases and sales of their shares and (b) adjust the percentage of their assets invested in each of the underlying ETFs or other securities they own.  The Fund may hold available cash balances in the Meeder Funds Money Market Fund – Institutional Class pending investment if consistent with the Fund's investment objective or in anticipation of a distribution to investors.  When investing in money market instruments, the Fund will limit its purchases, denominated in U.S. dollars, to the following securities.

U.S. Government Securities and Securities of its Agencies and Instrumentalities - obligations issued or guaranteed as to principal or interest by the United States or its agencies (such as the Export Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds.

Bank Obligations and Instruments Secured Thereby -  obligations (including certificates of deposit, time deposits and bankers' acceptances) of domestic banks, and instruments secured by such obligations and obligations of foreign branches of such banks, if the domestic parent bank is unconditionally liable to make payment on the instrument if the foreign branch fails to make payment for any reason. The Fund may also invest in obligations (including certificates of deposit and bankers' acceptances) of domestic branches of foreign banks, if the domestic branch is subject to the same regulation as United States banks.

High Quality Commercial Paper - The Fund may invest in commercial paper rated no lower than "A-1" by Standard & Poor's Corporation or "Prime-1" by Moody's Investors Services, Inc., or, if not rated, issued by a company having an outstanding debt issue rated at least A by Standard & Poor's or Moody's.

Private Placement Commercial Paper - private placement commercial paper consists of unregistered securities which are traded in public markets to qualified institutional investors, such as the Funds. The Fund's risk is that the universe of potential buyers for the securities, should the Fund desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

High Grade Corporate Obligations - obligations rated at least A by Standard & Poor's or Moody's. See rating information below.

Repurchase Agreements - See "Repurchase Agreements" below.

The Adviser exercises due care in the selection of money market instruments. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of the Fund's securities might have to be liquidated prior to maturity at a price less than original amortized cost or value, face amount or maturity value to meet larger than expected redemptions. Any of these risks, if encountered, could cause a reduction in net income or in the net asset value of the Fund.

Options and Futures Relating to Foreign Currencies.  Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time.

OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Purchasing Put and Call Options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price.

A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Repurchase Agreements.  In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Fund may engage in repurchase agreements with respect to any security in which it is authorized to invest.

While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund in connection with bankruptcy proceedings), it is the Fund's current policy to limit repurchase agreement transactions to parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Restricted Securities. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, the Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Adviser. Such transactions may increase fluctuations in the market value of the Fund's assets and may be viewed as a form of leverage.

Securities Lending.  The Fund may lend securities to parties such as broker-dealers or institutional investors.

During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and earn additional income, or the Fund may receive an agreed-upon amount of interest income from the borrower.  In accordance with applicable regulatory requirements, the Fund may lend up to 30% of the value of its total assets.  The risks in lending portfolio securities, as well as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Adviser to be of good standing. Furthermore, they will only be made if, in the Adviser’s judgment, the consideration to be earned from such loans would justify the risk.

The Adviser understands that it is the current view of the SEC Staff that the Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

When-Issued and Delayed Delivery Securities.  The Fund may purchase or sell securities on a when-issued or delayed delivery basis.  When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.  The Fund's Custodian will maintain, in a segregated account of the Fund, cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the Fund's purchase commitments; the Custodian will likewise segregate securities sold on a delayed delivery basis.  The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement.  At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

Writing Put and Call Options. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the Fund to sell or deliver the option's underlying instrument in return for the strike price, upon exercise of the option.  Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

INVESTMENT POLICIES AND RESTRICTIONS

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

Fundamental Investment Limitations.  The Fund's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) ("Act") of the Fund. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information and in the Fund’s prospectus are not fundamental and may be changed by the Board without shareholder approval. The Fund may not:

(1)     concentrate investments in a particular industry or group of industries as concentration is defined under the Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time;

(2)            with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Fund's total assets would be invested in the securities of such issuer, or (b) the Fund would hold more than 10% of the voting securities of such issuer;

(3)            issue senior securities, except as permitted under the Act;

(4)            underwrite securities issued by others (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

(5)            purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(6)            purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(7)            lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

RATINGS

1.                  Moody's Investors Service, Inc.'s Corporate Bond Rating:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins or protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba – Bonds which are rated Ba are considered below investment grade securities and are commonly referred to as “junk bonds”.  These bonds have speculative elements and are subject to substantial credit risk.

B – Bonds which are rated B are considered highly speculative and subject to high credit risk.  Such bonds are considered more vulnerable than those rated Ba, but they currently have the capacity to meet its financial obligations.  Adverse financial, business, or economic conditions will likely impair willingness or capacity to meet financial obligations.

Caa – Bonds rated Caa are considered to be of poor standing and are subject to very high credit risk.  These bonds are considered to be currently vulnerable and depend on favorable financial, business, and economic conditions to meet financial commitments.

C – Bonds rated C are the lowest rated class of bonds.  These bonds are typically in default and have little prospect for recovery of principal or interest.

For each rating classification from Aa through Caa, Moody’s adds a numerical modifier of 1, 2, or 3.  A 1 indicates that the obligation ranks in the higher end of its rating category.  A 2 indicates a mid-range ranking.  A 3 indicates a ranking in the end of that ranking category.

2. Standard and Poor's Corporation's Corporate Bond Rating:

AAA - Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates, and hence provide the maximum safety on all counts.

AA - Bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

A - Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from the adverse effect of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money interest rates in their market behavior but, to some extent, also economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB – Bonds rated BB are considered to be the highest speculative grade.  These bonds are considered less vulnerable in the near-term but face major ongoing uncertainties to adverse financial, business, and economic conditions.  These bonds are commonly known as “junk bonds”.

B – Bonds rated B are regarded as having significant speculative characteristics.  They are currently able to meet financial obligations, but face continual uncertainties that could impair future financial obligations.

CCC – Bonds rated CCC are considered to have substantial risk and be extremely speculative.  These bonds are considered to be currently vulnerable and depend on favorable financial, business, and economic conditions to meet obligations.

CC – Bonds which have a rating of CC are regarded as highly vulnerable and very speculative.

C – Bonds rated C are considered to have the highest degree of speculation.  These bonds are the lowest rated debt not in default as to principal or interest.

D – Bonds which are rated D are the lowest rated class of bonds.  These bonds have defaulted on obligations and it is believed that these bonds are likely to default on most or all obligations.

For ratings from AA to CCC, Standard and Poor’s may add a plus (+) or minus (-) sign to show relative standing within the rating categories.

3. Commercial Paper Ratings:

Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is A-1, A-2, or A-3.

The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s complete portfolio holdings as of the end of the calendar quarter ordinarily are posted on www.meederfunds.com by the fifth day after the end of such quarter, or the first business day thereafter.  This posted information generally remains accessible at least until the Funds file their Form N-CSR or N-Q with the SEC for the period that includes the date as of which the www.meederfunds.com information is current (expected to be not more than three months).  The Fund does not disseminate nonpublic information about portfolio holdings except as provided below.

The Fund allows disclosure of nonpublic portfolio holdings information to affiliates of Meeder Asset Management, Inc., the Fund’s Adviser, only for the purposes of providing services to the Fund.

The Fund permits nonpublic portfolio holdings information to be shared with pricing services, custodians, independent auditors, brokers in portfolio transactions for the Fund, any securities lending agents and other service providers to the Funds who require access to this information to fulfill their duties to the Funds, subject to the requirements described below.  When an exception applies, the release of non-public portfolio information is generally not provided to these parties until the information is at least five business days old. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Morningstar and Lipper, or other entities that have a legitimate business purpose in receiving the information sooner than 10 days after month-end or on a more frequent basis, as applicable, subject to the requirements described below. No compensation or other consideration is received by the Funds, their Adviser, or any other party in connection with any such arrangements to share portfolio holdings information.

Prior to any disclosure of the Fund’s nonpublic portfolio holdings information to the foregoing types of entities or persons, the Trust’s Chief Compliance Officer must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received.  Reports regarding arrangements to disclose the Fund’s nonpublic portfolio holdings information will be provided to the Board.

PORTFOLIO TURNOVER

The portfolio turnover rate for the Fund may vary greatly from year to year as well as within a year and may be affected by sales of investments necessary to meet cash requirements for redemptions of shares.  High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund.  In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.  The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's securities, excluding securities having a maturity at the date of purchase of one year or less. Because the Fund is new, there is no portfolio turnover rate.

PURCHASE AND SALE OF PORTFOLIO SECURITIES

All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by the Adviser pursuant to authority contained in the investment advisory agreement. The Adviser is also responsible for the placement of transaction orders for accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Adviser considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions, and arrangements for payment of Fund expenses.

The Fund may execute portfolio transactions with broker-dealers that provide research and execution services to the Fund or other accounts over which the Adviser or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by the Adviser (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by the Adviser's investment staff based upon the quality of research and execution services provided.

The receipt of research from broker-dealers that execute transactions on behalf of the Fund may be useful to the Adviser in rendering investment management services to the Fund or its other clients, and conversely, such research provided by broker-dealers that have executed transaction orders on behalf of the Adviser's other clients may be useful to the Adviser in carrying out its obligations to the Fund. The receipt of such research is not expected to reduce the Adviser's normal independent research activities; however, it enables the Adviser to avoid the additional expenses that could be incurred if the Adviser tried to develop comparable information through its own efforts.

Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the Fund to pay such higher commissions, the Adviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or the Adviser's overall responsibilities to the Fund and its other clients.  In reaching this determination, the Adviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

The Adviser may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Adviser under which the broker-dealer allocates a portion of the commissions paid by a Fund toward the reduction of the Fund's gross expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

The Board periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

From time to time, the Board will review whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.

The Fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities.  The Board intends to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment, whether it would be advisable for the Fund to seek such recapture.

Although the Fund has the same Board and officers, investment decisions for each Fund are made independently from those of other portfolios managed by the Adviser or accounts managed by affiliates of the Adviser. It sometimes happens that the same security is held in the portfolio of more than one of these Funds or accounts. Simultaneous transactions are inevitable when several Funds are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one Fund.

When two or more Funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a policy considered by the Board to be equitable to each portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as one of the Funds is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions and prices for the Fund. It is the current opinion of the Board that the desirability of retaining the Adviser as investment adviser to each Fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

VALUATION OF PORTFOLIO SECURITIES

Portfolio securities owned by the Fund and listed or traded on any national securities exchange are valued at each closing of the New York Stock Exchange on the basis of the last published sale on such exchange each day that the exchange is open for business.  Futures contracts are valued on the basis of the cost of closing out the liability; i.e., at the settlement price of a closing contract or at the bid quotation for such a contract if there is no sale. Money market instruments (certificates of deposit commercial paper, etc.) in the Fund, having maturities of 60 days or less, are valued at amortized cost if not materially different from market value. Portfolio securities for which market quotations are not readily available are to be valued by the Adviser in good faith, at its own expense, under the direction of the Board.

Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Equity securities for which the primary market is the U.S. are valued at last sale price. Equity securities for which the primary market is outside the U.S. are valued using the official closing price or the last sale price in the principal market where they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price is normally used. Short-term securities less than 60 days to maturity are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

Fixed-income securities are valued primarily by a pricing service that uses a vendor security valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.  This twofold approach is believed to more accurately reflect fair value because it takes into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data without exclusive reliance upon quoted, exchange, or over-the-counter prices.

Securities and other assets for which there is no readily available market are valued in good faith in accordance with policies set forth by the Board. The procedures set forth above need not be used to determine the value of the securities owned by the Fund if, in the opinion of the Board, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities.

Generally, the valuation of foreign and domestic equity securities, as well as corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, is substantially completed each day at the close of the New York Stock Exchange (NYSE).

The values of any such securities held by the Fund are determined as of such time for the purpose of computing the Fund's net asset value. Foreign security prices are furnished by independent brokers or quotation services which express the value of securities in their local currency. The Adviser gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currency into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued as determined in good faith in accordance with policies set forth by the Board.

Other assets, which include cash, prepaid and accrued items, and amounts receivable as income on investments and from the sale of portfolio securities, are carried at book value, as are all liabilities. Liabilities include accrued expenses, sums owed for securities purchased, and dividends payable.

CALCULATION OF AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES

From time to time the Fund may advertise its period and average annual total returns for various periods of time. An annualized total return is a compounded total return which assumes that the period total return is generated over a one-year period, and that all dividends and capital gain distributions are reinvested.  An annualized total return will be slightly higher than a period total return, if the period is shorter than one year, because of the assumed reinvestment.

Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of the Fund will vary depending upon interest rates, the current market value of the securities held by the Fund, and changes in the Fund's expenses.

When applicable, the periods of time shown will be for a one-year period, a five-year period, a ten-year period, and since inception. The calculation assumes the reinvestment of all dividends and distributions. Examples of the total return calculation for the Fund will assume a hypothetical investment of $1,000 at the beginning of each period.

It is computed by finding the average annual compounded rates of return over the length of the base periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P (1+T)n = ERV

where:

P = initial investment of $1,000
T = average annual total return
n = Number of years
ERV = ending redeemable value at the end of the base period

Total return performance data represent past performance, and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

CALCULATION OF AVERAGE ANNUAL TOTAL
RETURN AFTER TAXES ON DISTRIBUTIONS

Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions that income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phase-outs of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation).

The following SEC formula was used to calculate these figures:

P(1+T)n = ATVD

where:

P	=	a hypothetical initial payment of $1,000
T	=	average annual total return (after taxes on distributions)
n	=	number of years
ATVD =	ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

CALCULATION OF AVERAGE ANNUAL TOTAL RETURN
AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES

Average annual total return after taxes on distributions and sale of the Fund's shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of a fund's shares. The calculation assumes that income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phase-outs of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any non-recurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation).

The following SEC formula was used to calculate these figures:

P(1+T)n = ATVDR

where:

P	=	a hypothetical initial payment of $1,000
T	=	average annual total return (after taxes on distributions and redemptions)
n	=	number of years
ATVDR=	ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption.

Net Asset Value.  Charts and graphs using the Fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted net asset value includes any distributions paid by the Fund and reflects all elements of its return. Unless otherwise indicated, the Fund's adjusted net asset values are not adjusted for sales charges, if any.

Moving Averages.  The Fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing net asset value for a specified period. A short-term moving average is the average of each day's adjusted closing net asset value for a specified period. Moving Average Activity Indicators combine adjusted closing net asset values from the last business day of each week with moving averages for a specified period to produce indicators showing when a net asset value has crossed, stayed above, or stayed below its moving average.

Historical Fund Results.  The Fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and total return is prepared without regard to tax consequences. In addition to the mutual fund rankings, the Fund's performance may be compared to mutual fund performance indices prepared by Lipper.

From time to time, a Fund’s performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Meeder Funds’ funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

In advertising materials, the Trust may reference or discuss its products and services, which may include: other Meeder® Funds’ funds; retirement investing; the effects of periodic investment plans and dollar; cost averaging; saving for college; and charitable giving. In addition, the Fund may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to Fund management, investment philosophy, and investment techniques. The Fund may also reprint, and use as advertising and sales literature.

Volatility. The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

Momentum Indicators indicate the Fund's price movements over specific periods of time. Each point on the momentum indicator represents the Fund's percentage change in price movements over that period.

The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

The Fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax deterred investment would have an after tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

COMPARATIVE PERFORMANCE INFORMATION

Comparative performance information may be used from time to time in advertising or marketing information relative to the Fund, including data from Lipper, iMoneynet, Morningstar Mutual Fund Report, other publications, various indices or results of the Consumer Price Index, other mutual funds or investment or savings vehicles.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The net asset value per share (NAV) for the Fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time) by dividing the Fund's net assets by the number of its shares outstanding.  For the Fund, the NAV is not calculated on the observance of New Year’s Day, Martin Luther King, Jr., Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  (Please see "Additional Purchase and Redemption Information" in the Statement of Additional Information.) To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.  Although the Adviser expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time.

Shareholders of the Fund will be able to exchange their shares for shares of any mutual fund that is a series of the Meeder® Funds (each a "Meeder® Funds’ Fund"), unless the shareholder has elected otherwise on their new account application. No additional fee or upfront sales load will be imposed upon the exchange.

Additional details about the exchange privilege and prospectuses for each of the Meeder Funds are available from MFSCo or Distributor. The exchange privilege may be modified, terminated or suspended on 60 days' notice and the Fund has the right to reject any exchange application relating to such fund's shares. The 60 day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the Fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.

In the Prospectus, the Fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in the Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Redemptions in Kind. The Fund has reserved the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be harmful to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage and transaction charges in converting the securities to cash. Redemptions in kind are taxable transactions. A Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

Automatic Account Builder. An investor may arrange to have a fixed amount of $100 or more automatically invested in shares of the Fund monthly by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System.

Further information about these programs and an application form can be obtained from the Fund's Transfer Agent.

Systematic Withdrawal Program. A systematic withdrawal plan is available for shareholders having shares of the Fund with a minimum value of $10,000, based upon the offering price. The plan provides for monthly, quarterly or annual checks in any amount, but not less than $100 which amount is not necessarily recommended).

Dividends and/or distributions on shares held under this plan are invested in additional full and fractional shares at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The plan may be terminated at any time.

Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

INVESTMENT ADVISER

Meeder Asset Management, Inc. is the investment adviser and manager for, and has a separate Investment Advisory Contract with the Fund.

Pursuant to the terms of the Investment Advisory Contract, the Adviser has agreed to provide an investment program within the limitations of the Fund's investment policies and restrictions, and to furnish all executive, administrative, and clerical services required for the transaction of Fund business, other than accounting services and services that are provided by each Fund's custodian, transfer agent, principal underwriter, independent accountants, legal counsel, distribution, shareholder servicing and investment advisory services provided by any adviser.

The Investment Advisory Contract for the Fund was separately approved by a vote of a majority of the Board, including a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of the Fund. The contract is to remain in force so long as renewal thereof is specifically approved annually by a majority of the Board or by vote of a majority of outstanding shares of the Fund, and in either case by vote of a majority of the Board who are not "interested persons" (as defined in the 1940 Act) at a meeting called for the purpose of voting on such renewals.

The Investment Advisory Contract will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days' prior written notice by Majority Vote of the Fund, by the Board, or by the Adviser.

Costs, expenses and liabilities of the Trust attributable to a particular Fund are allocated to that Fund such as investment advisory, transfer agency, fund accounting, administration, custody expenses within the 0.25% limitation of the Fund’s Distribution Plan, including the cost of printing and mailing of prospectuses and other materials incident to soliciting new accounts; service fees within the 0.20% limitation of the Fund’s Administrative Services Plan. Costs, expenses and liabilities that are not readily attributable to a particular Fund are allocated among all of the Trust's Funds. Thus, each Fund pays its proportionate share of: the fees of the Trust's independent auditors, legal counsel, insurance premiums; the fees and expenses of the Board who do not receive compensation from Meeder Asset Management, Inc.; association dues; the cost of printing and mailing confirmations, prospectuses, proxies, proxy statements, notices and reports to existing shareholders; state registration fees; distribution and other miscellaneous expenses.

The expenses of the Fund include the compensation of its respective Trustees who are not affiliated with the Adviser; registration fees; membership dues allocable to the Fund; fees and expenses of independent accountants, of legal counsel and of any transfer agent, accountant, custodian of the Fund; insurance premiums and other miscellaneous expenses.

Expenses of the Fund also include all fees under its Administrative Service Agreement, the expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; expenses of meetings of investors and Board; the advisory fees payable to the Adviser under the Investment Advisory Contract and other miscellaneous expense.

The Adviser earns an annual fee payable in monthly installments as follows. The fee for the Fund, is based upon the average net assets of the Fund and is at the rate of 1% of the first $50 million, 0.75% of the next $50 million and 0.60% in excess of $100 million of average net assets. The Adviser has contractually agreed to reduce its management fee by 0.25%. The agreement may be terminated by the Adviser after April 30, 2016, unless the contract is renewed.

The Adviser was incorporated in Ohio on February 1, 1974 and maintains its principal offices at 6125 Memorial Drive, Dublin, Ohio 43017. The Adviser is a wholly-owned subsidiary of Meeder Investment Management, Inc., a holding company which is controlled by Robert S. Meeder, Jr. through ownership of common stock.  Meeder Investment Management, Inc. conducts business only through its four subsidiaries, which are the Adviser; Mutual Funds Service Co., the Trust's transfer agent, fund accountant and administrator; Meeder Advisory Services, Inc., a registered investment adviser; and Adviser Dealer Services, Inc., a broker-dealer and principal underwriter to the Funds.

As of the date of this Statement of Additional Information, the Adviser's officers and directors are: Robert S. Meeder, Sr., Chairman and Sole Director; Robert S. Meeder, Jr., President; Susan Meeder, Chief Operating Officer; Mary M. Bull, Assistant Chief Compliance Officer; Jason Click, Senior Vice President; Bruce E. McKibben, Chief Compliance Officer; Dale W. Smith, Chief Financial Officer and Chief Investment Officer.  Mr. Robert S. Meeder, Jr. is President and a member of the Board. Mr. Dale W. Smith is an officer of the Trust.

The Adviser may use its resources to pay expenses associated with the sale of the Fund’s shares or services provided to each Fund’s shareholders.  This may include payments to third parties such as banks, broker-dealers, investment advisers, or other financial intermediaries that provide shareholder support services or engage in the sale of each Fund’s shares ("Third Party Intermediaries").

A team of persons are primarily responsible for the day-to-day management of the Fund.  The team consists of Clinton Brewer, Robert S. Meeder, Jr., Dale Smith, and Jonathan Tremmel  who are collectively referred to below as the “Portfolio Managers.” As of December 31, 2014, the Portfolio Managers were responsible for the management of the following types of other accounts:

Portfolio Manager	Account Type	Number of Accounts by Account Type	Total Assets by Account Type	Number of Accounts by type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee
Clinton Brewer	Other Accounts	12,803 Other Accounts*	$226 million in Other Accounts*	None	None
	Other Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	None	None	None	None
Robert S. Meeder, Jr.	Other Accounts	12,858 Other Accounts*	$2,129.5 million in Other Accounts*	None	None
	Other Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	1 Other Pooled Investment Vehicle	$2,859 million in Pooled Investment Vehicle	None	None
Dale Smith	Other Accounts	12,858 Other Accounts*	$2,129.5 million in Other Accounts*	None	None
	Other Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	1 Other Pooled Investment Vehicle	$2,859 million in Pooled Investment Vehicle	None	None

Jonathan Tremmel	Other Accounts	12,803 Other Accounts*	$226 million in Other Accounts*	None	None
	Other Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	None	None	None	None

*The total number of other accounts managed by the Portfolio Managers and the total amount of assets in the other accounts are overstated because if a Portfolio Manager manages a portion of the other account, that account and the total amount of assets therein are considered to be managed by him and are also attributed to any other Portfolio Manager(s) who manage(s) the balance of the other account.

The Portfolio Managers and Investment Analysts are compensated for their services by the Adviser.  All of the Portfolio Managers and Investment Analysts are paid a competitive base salary by the Adviser. Additionally, Portfolio Managers and Investment Analysts participate in an incentive compensation program that is based on the performance of the investment products that they manage, as well as an assessment of their overall contributions to the investment department and organization as a whole.  Like all employees of the Adviser, the Portfolio Managers and Investment Analysts participate in the Adviser’s retirement plan.

To the extent that the Fund and another of the Adviser’s clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security.  Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund.  In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made according to the bunched order policy.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Funds as of December 31, 2014.

Dollar Range of Fund Shares	Clinton Brewer	Robert Meeder, Jr.	Dale Smith
Money Market Fund	None	$10,001 - $50,000	$50,001- $100,000
Total Return Bond Fund	$1 -$10,000	$1 – $10 ,000	$100,001 - $500,000
Balanced Fund	None	$50,001 - $100,000	$100,001 - $500,000
Muirfield Fund®	None	$500,001 $1,000,000	$100,001 - $500,000
Spectrum Fund	None	None	None
Utilities and Infrastructure Fund	None	$100,001 - $500,000	$10,001 - $50,000
Dividend Opportunities Fund	None	None	None
Dynamic Growth Fund	$10,001 - $50,000	$100,001- $500,000	$100,001 - $500,000
Strategic Growth Fund	$10,001 - $50,000	$100,001 - $500,000	$100,001 - $500,000
Aggressive Growth Fund	$1 - $10,000	$100,001 - $500,000	$100,001 - $500,000
Quantex Fund™	None	$100,001 - $500,000	$50,001 - $100,000
Aggregate Dollar Range of Shares Owned in All Funds Within the Fund Complex	$50,001 - $100,000	Over $1,000,000	Over $1,000,000

Dollar Range of Fund Shares	Jonathan Tremmel
Money Market Fund	None
Total Return Bond Fund	None
Balanced Fund	None
Muirfield Fund®	None
Spectrum Fund	None
Utilities and Infrastructure Fund	None
Dividend Opportunities Fund	None
Dynamic Growth Fund	None
Strategic Growth Fund	None
Aggressive Growth Fund	None
Quantex Fund™	$1-$10,000
Aggregate Dollar Range of Shares Owned in All Funds Within the Fund Complex	None

OFFICERS AND TRUSTEES

The Board oversees the management of the Trust and elects their officers.  The officers are responsible for the Fund’s day-to-day operations.  The Trustees’ and officers’ names, positions and principal occupations during the past five years are listed below.  Unless otherwise noted, the business address of each Trustee and officer is 6125 Memorial Drive, Dublin, Ohio 43017, which is also the address of the Adviser.  The Trustee who is an “interested person” (as defined in the Act) by virtue of his affiliation with the Fund Complex is indicated by an asterisk (*).

"Non-Interested" Trustees
Name, Address and Age	Position Held	Year First Elected A Director of Fund Complex[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
JACK W. NICKLAUS II, 54 11780 U.S. Highway #1 North Palm Beach, FL 33408	Trustee	1998	Designer, Nicklaus Design, a golf course design firm and division of The Nicklaus Companies; member of the Trust’s Audit Committee.	11	None
STUART M. ALLEN, 54 Gardiner Allen DeRoberts Insurance LLC 777 Goodale Blvd. Columbus, OH 43212	Trustee	2006	President of Gardiner Allen Insurance Agency, Inc.; member of the Trust’s Audit Committee.	11	None
ANTHONY D’ANGELO, 55 WTTE Fox-28 1261 Dublin Road Columbus, OH 43215	Lead Trustee	2006	General Manager of WSYX ABC 6/WTTE FOX-28, WWHO television stations owned and operated by Sinclair Broadcast Group; member of the Trust’s Audit Committee.	11	None

"Interested" Trustee”3,4
Name, Address and Age	Position Held	Year First Elected a Director and/or Officer of the Fund[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
ROBERT S. MEEDER, JR.*, 54	Trustee, Chairman of the Board and President	1992	President of Meeder Asset Management, Inc., Meeder Advisory Services, Inc. and Mutual Funds Service Company, the Funds’ transfer agent	11	None

Other Officers4
Name, Address and Age	Position Held	Year First Elected an Officer of the Fund[1]	Principal Occupation(s) During Past Five Years
BRUCE E. MCKIBBEN*+, 45	Treasurer	2002	Director/Fund Accounting and Financial Reporting, Mutual Funds Service Co., each Fund’s transfer agent (since April 1997); Chief Compliance Officer, Meeder Asset Management, Inc. (since January 2014).
DALE W. SMITH*+, 55	Vice President	2006
Vice President, Chief Financial Officer and Chief Investment Officer, Meeder Asset Management, Inc., the Trust’s investment adviser, Vice President, Mutual Funds Service Co., the transfer agent to each of the Trust’s funds (since March 2005).

MARY M. BULL*+, 49	Chief Compliance Officer	2011
Legal Counsel, Meeder Asset Management, Inc. (since January 2011); Assistant Chief Compliance Officer, Meeder Asset Management, Inc. (since April 2011); Consultant (2007-2010); Assistant General Counsel, Nationwide Insurance (2006-2007).

RUTH A. KIRKPATRICK*+, 63	Secretary	2009	Senior Legal Specialist of Meeder Asset Management, Inc.
SUSAN MEEDER*+, 52	Chief Operations Officer	2014	Chief Operations Officer, Meeder Asset Management, Inc. (since June 2009); Senior Vice President of Planning and Allocation, Tween Brands (2005-2008).

[1]	Trustees and Officers of the Fund serve until their resignation, removal or retirement.

[2]	This includes all directorships (other than those in the Fund Complex) that are, or within the previous five years were, held by each trustee as a director of a public company or a registered investment company.

[3]	"Interested Persons" within the meaning of the 1940 Act on the basis of their affiliation with the Fund Complex Investment Adviser, Meeder Asset Management, Inc., or its affiliated entities.

[4]	All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Meeder Asset Management, Inc. serves as Investment Adviser.

*	Deemed an "interested person" of the Trust by virtue of their position with the Adviser of the Funds.

+	P.O. Box 7177, 6125 Memorial Drive, Dublin, Ohio 43017.

All Trustees were nominated to serve on the Board based on their particular experiences, qualifications, attributes and skills.  The characteristics that have led the Board to conclude that each of the Trustees should continue to serve as a Trustee of the Trust are discussed below.

Jack W. Nicklaus II.  In addition to his golf course design work, Mr. Nicklaus is the General Chairman of the Memorial Tournament, a premier PGA Tournament and Chairman of its host venue Muirfield Village Golf Club in Dublin, Ohio.  His strategic planning, organizational and leadership skills help the Board set long-term goals for the Funds and establish processes for overseeing Trust policies and procedures.

Stuart Allen.  As a business owner, Mr. Allen brings budgeting and financial reporting skills to the Board, although he does not qualify as an “audit committee financial expert”.  Mr. Allen’s experience provides the Board insight into the insurance and qualified plan markets.  Mr. Allen was elected as Chairman of the Audit Committee on December 8, 2010.

Anthony D’Angelo.  Mr. D’Angelo was elected to and continues to serve as a Trustee due to his  marketing, strategic planning and budgeting skills, although he does not qualify as an “audit committee financial expert”.  Mr. D’Angelo’s skills help the Audit Committee analyze financial reports and the Board determine the strategic direction of the Funds. Mr. D’Angelo was elected as Lead Independent Trustee on December 8, 2010.

Robert S. Meeder, Jr.  Mr. Meeder has been President of Meeder Asset Management, Inc., the Funds’ investment adviser, since 1992 and Mutual Funds Service Co., the Funds’ transfer and fund accounting agent since 2005 and has worked in the investment management industry since 1986.  Mr. Meeder brings operational, investment management and marketing knowledge to the Board.

FUND SHARES OWNED BY TRUSTEES AS OF DECEMBER 31, 2014

Dollar Range of Fund Shares Owned[1]	Jack W. Nicklaus II	Stuart M. Allen	Anthony D’Angelo	Robert S. Meeder, Jr.
Money Market Fund	None	$1 - $10,000	None	$1 - $10,000
Total Return Bond Fund	None	None	None	$1 - $10,000
Balanced Fund	None	Over $100,000	None	$10,001 - $50,000
Muirfield Fund®	Over $100,000	Over $100,000	$50,001 - $100,000	Over $100,000
Spectrum Fund	None	None	None	None
Utilities and Infrastructure Fund	None	None	$50,001 - $100,000	$50,001 - $100,000
Dividend Opportunities Fund	None	None	None	None
Dynamic Growth Fund	None	$10,001 - $50,000	$50,001 - $100,000	Over $100,000
Strategic Growth Fund	None	None	None	Over $100,000
Aggressive Growth Fund	None	Over $100,000	$50,001 - $100,000	Over $100,000
Quantex Fund™	Over $100,000	None	None	Over $100,000
Aggregate Dollar Range[1] of Shares Owned in All Funds Within the Fund Complex Overseen by Trustee	Over $100,000	Over $100,000	Over $100,000	Over $100,000

[1]	Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and over $100,000. The amounts listed for "interested" trustees include shares owned through Meeder® Asset Management, Inc.'s retirement plan and 401(k) Plan.

The following table shows the compensation paid by Fund Complex as a whole to the Board and the Fund Complex during the fiscal year ended December 31, 2014.

COMPENSATION TABLE

Aggregate Compensation from a Fund[1]	Jack W. Nicklaus II	Stuart M. Allen	Anthony D’Angelo	Robert S. Meeder, Jr.
Money Market Fund	$412	$522	$603	None
Total Return Bond Fund	$1,987	$2,474	$2,864	None
Balanced Fund	$2,311	$2,868	$3,320	None
Muirfield Fund®	$3,504	$4,329	$5,019	None
Utilities and Infrastructure Fund	$847	$1,065	$1,232	None
Dividend Opportunities Fund	None	None	None	None
Dynamic Growth Fund	$2,068	$2,581	$2,989	None
Strategic Growth Fund	$1,763	$2,209	$2,557	None
Aggressive Growth Fund	$1,343	$1,681	$1,945	None
Quantex Fund™	$1,015	$1,271	$1,471	None
Total Compensation From the Fund Complex[1,2]	$15,250	$19,000	$22,000	None

[1]	Compensation figures include cash and amounts deferred at the election of certain non-interested Trustees. For the calendar year ended December 31, 2014, participating non-interested Trustees accrued deferred compensation in the Deferred Compensation Plan for Independent Trustees from the funds as follows: Jack W. Nicklaus II - $15,250, Stuart Allen - $19,000, and Anthony D’Angelo - $22,000.

[2]	The Fund Complex consists of 11 investment funds/series.

Each Trustee who is not an “interested person” is paid a total meeting fee of $1,250 for each regular quarterly meeting he attends (in person or by telephone) on behalf of the Trust.  No compensation is paid for special meetings of the Trustees.  Each Trustee who is not an “interested person” receives a total retainer of $2,500 per calendar quarter for the Trust.  Each committee person who is not an “interested person” is paid a total of $500 for each committee meeting he attends (in person or by telephone) on behalf of the Trust.  The Chairman of the Audit Committee receives a quarterly retainer of $500 in addition to any committee meeting fees to which he is entitled.  The Lead Trustee receives a quarterly retainer of $1,250 in addition to any committee meeting to which he is entitled.

Board structure

The Board of Trustees has general oversight responsibility with respect to the business and affairs of the Trust and the Fund. The Board has engaged the investment adviser to manage and/or administer the Funds and is responsible for overseeing such adviser and other service providers to the Trust and the Fund. The Board is currently composed of four Trustees, including three Trustees who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (each an “Independent Trustee”). In addition to four regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. As discussed below, the Board has established four committees to assist it in performing its oversight responsibilities.  The Chairman of the Board is an “interested person” of the Fund.  The Board has appointed an Independent Trustee to serve in the role of Lead Independent Trustee. The Lead Independent Trustee’s function is to enhance the efficiency and effectiveness of the Board with respect to fund governance matters. The Lead Independent Trustee, among other things, serves as a point person for the exchange of information between management and the Independent Trustees and coordinates communications among the Independent Trustees. The duties and responsibilities of the Lead Independent Trustee include recommending Board meetings and prioritizing Board meeting agendas, as well as making sure the Board receives reports from management on essential matters.

The use of an interested Chairman allows the Board to access the expertise necessary to oversee the Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities.  The Lead Independent Trustee is able to focus Board time and attention to matters of interest to shareholders and ensure that the Independent Trustees are fully informed regarding management decisions.  The Trustees have determined that an interested Chairman balanced by a Lead Independent Trustee is the appropriate leadership structure for the Board.

The Board maintains three standing committees: the Audit Committee, the Nominating Committee and the Compensation Committee.  Each of the Committees is comprised of the following independent Trustees of the Trust:  Stuart Allen, Anthony D’Angelo and Jack Nicklaus II.  The Audit Committee is generally responsible for recommending the selection of the Trust's independent auditors, including evaluating their independence and meeting with such accountants to consider and review matters relating to the Trust's financial reports and internal accounting.  The Trust's Nominating Committee is responsible for the nomination of trustees to the Board.  When vacancies arise or elections are held, the Committee considers qualified nominations including those recommended by shareholders who provide a written request (including qualifications) to the Nominating Committee in care of the Trust's address at 6125 Memorial Drive, Dublin, Ohio 43017.  The Compensation Committee is generally responsible for making recommendations to the Board regarding the compensation of Trustees who are not affiliated with any investment adviser, administrator or distributor of the Funds. During the fiscal year ended December 31, 2014, the Audit Committee met five times. The Compensation Committee and the Nominating Committee did not meet.

            Annually, the Trustees consider and approve the renewal of the Fund's Investment Advisory Contract with the Adviser.  In connection with this annual review, the Trustees, with the advice and assistance of independent counsel for the Funds, receive and consider information and reports relating to the nature, quality and scope of the services provided to each Fund by the Adviser and its affiliates.  The Trustees consider the level of and the reasonableness of the fees charged for these services, together with comparative fee and expense information showing, among other things, the fees paid for advisory, administrative, transfer agency, fund accounting and shareholder services and the total expense ratio of each Fund relative to its peer group of mutual funds.  In addition, the Trustees consider, among other factors:

•	the effect of the investment advisory fee and fund administration fee structure on the expense ratio of the Fund;

•	the effect of the investment advisory fee and fund administration fee structure on the nature or level of services to be provided to the Fund;

•	the investment performance of the Fund;

•	information on the investment performance, advisory fees, fund administration fees and expense ratios of other registered investment companies within the Trust;

•	information on the investment performance, advisory fees, fund administration fees and expense ratios of other investment companies not advised by the Adviser but believed to be generally comparable in their investment objectives and size to the Fund;

•	the investment approach used by the Adviser in the daily management of the Fund;

•	information on personnel of the Adviser's investment committee;

•	the continuing need of the Adviser to retain and attract qualified investment and service professionals to serve the Trust in an increasingly competitive industry;

•	soft dollars received by the Adviser from Fund trades;

•	Commissions received, if any, by Adviser Dealer Services, Inc. an affiliate of the Adviser and the Funds (or Trusts) principal underwriter/Distributor, for executing securities transactions on behalf of the Fund;

•	The Adviser's policy regarding the aggregation of orders from the Fund and the Adviser's private accounts; and

•	Other ancillary benefits received by the Adviser and its affiliates as a result of their provision of investment advisory and other services to the Fund.

As of March 31, 2015, the Trustees and officers of the Trust own, in the aggregate, less than 1% of the Trust’s total outstanding shares.

Risk oversight

Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk.  The Board oversees management of the Funds’ risks directly and through its committees.  While day-to-day risk management responsibilities rest with the Fund’s Chief Compliance Officer, investment adviser and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly and ad hoc reports related to the performance and operations of the Funds; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust’s valuation policies and transaction procedures; (3) periodically meeting with portfolio management teams to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including the Fund’s  investment adviser, administrator, transfer agent, the custodian and the independent registered public accounting firm, to discuss the activities of the Funds; (5) engaging the services of the Chief Compliance Officer of the Fund to test the compliance procedures of the Trust and its service providers; (6) receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding the Fund’s financial condition and the Trust’s internal controls; and (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Trust’s compliance policies and procedures and the effectiveness of their implementation.  The Board has concluded that its general oversight of the investment adviser and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

The Trust and the Adviser have each adopted a Code of Ethics that permits personnel subject to the Code to invest in securities, including, under certain circumstances and subject to certain restrictions, securities that may be purchased or held by the Funds and the Portfolio. However, each such Code restricts personal investing practices by directors and officers of the Adviser and its affiliates, and employees of the Adviser with access to information about the purchase or sale of Fund securities. The Code of Ethics for the Trust also restricts personal investing practices of Trustees of the Trust who have knowledge about recent Fund trades. Among other provisions, each Code of Ethics requires that such directors and officers and employees with access to information about the purchase or sale of Fund securities obtain preclearance before executing personal trades. Each Code of Ethics prohibits acquisition of securities without preclearance in, among other events, an initial public offering or a limited offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to put the interests of Fund shareholders before the interest of people who manage the Funds.

THE DISTRIBUTOR

Adviser  Dealer Services, Inc. (the “Distributor”), whose principal business address is 6125 Memorial Drive, Dublin, Ohio 43017, an affiliate of the Adviser, acts as the principal underwriter  of the shares of the Funds, which are offered continuously, pursuant to an Underwriting Agreement dated October 1, 2014 (the “Underwriting Agreement”).  The Distributor is a broker dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority.  The Underwriting Agreement calls for the Distributor as agent of the Funds to use all reasonable efforts, consistent with its other business, to secure purchasers of the Funds.

Commencing October 1, 2014, the Distributor is eligible to receive revenues relating to the sale of shares of the Fund pursuant to the Funds' plan of distribution (“Plan”) adopted by the Fund's under Rule 12b-1 under the 1940 Act (described in more detail below). Pursuant to the Plan, shares of a Fund bear a Rule 12b-1 fee of up to 0.25% per year of its average net asset value.  The Rule 12b-1 fee may be paid to the Distributor and the Distributor may retain some or all of such fees as reimbursement for distribution and shareholder services provided by Distributor or pay all or a portion of the Rule 12b-1 fee to financial intermediaries, including the Adviser and its affiliates.

Pursuant to the  Underwriting  Agreement,  the Funds have agreed to indemnify the  Distributor, its officers,  directors and control persons to the extent  permitted  by  applicable  law against  certain liabilities under the Securities Act, and any other statute or common law.

The Underwriting Agreement was approved by the Board for an initial two-year period, and will continue from year to year upon a majority vote of the Trustees, including a majority of the non-interested Trustees at least annually or by a majority of the outstanding shares of the Trust.

DISTRIBUTION PLANS

Rule 12b-1 (the "Rule") under the Act describes the circumstances under which an investment company such as the Trust may, directly or indirectly, bear the expenses of distributing its shares. The Rule defines such distribution expenses to include the cost of any activity that is primarily intended to result in the sale of Trust shares.  In addition, as provided by the Act and by regulation, certain 12b-1 fees may be paid for other services provided to or for the benefit of the Fund and its shareholders.

Pursuant to the Rule, the Trust has adopted a Distribution Plan (“Plan”) for the Fund. The Plan permits, among other things, payment for distribution in the form of commissions and fees, advertising, the services of public relations consultants, and direct solicitation. the Plan also permits payment for service fees for personal service and/or maintenance of shareholder accounts.  Possible recipients include financial intermediaries, securities brokers, attorneys, accountants, investment advisers, platform providers, investment performance consultants, pension actuaries, banks, and service organizations, in addition to the Distributor, Adviser and its affiliates.

Under the terms of the Plan, payments for the Funds may be made for marketing and selling Fund shares, such as compensating brokers and others who sell fund shares, and paying for advertising, the printing and mailing of prospectuses to new investors, and the preparing, printing and mailing of sales literature.  Payments may also be made for maintaining personnel of the Adviser and/or its affiliates who engage in or support distribution of shares, or who render educational, marketing administrative, personal or other support services to financial intermediaries, investors and/or shareholders, not otherwise provided by the Fund’s Transfer Agent.  These payments may include, but are not limited to, allocated overhead, office space and equipment, employee compensation, telephone facilities and expenses, answering routine inquiries regarding the Fund, processing shareholder transactions, and providing such other shareholder services as the Fund may reasonably request.

In addition, payments may be used, as permitted by the Plan, for the distribution and support expenses of platform providers that make the Funds available for purchase by financial intermediaries or directly by investors.  Further, payment may be used for reimbursement of travel, entertainment and like expenses in connection with the promotion of the Funds, administrative support for financial intermediaries, investors and shareholders, and education about the Fund’s investment objectives and policies.  Payment may also be used to pay for the costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising.  Payments may be used for any other purpose as described in the Plan and approved by the Board.

The Trust may expend up to 0.25% of a Fund’s average net assets annually pursuant to the Plan.  A report of the amounts so expended by the Fund and the purpose of the expenditures must be made to and reviewed by the Board at least quarterly. In addition, the Plan for the Funds provide that it may not be amended to increase materially the costs which the Funds may bear for distribution pursuant to the Plan without shareholder approval of the Plan, and that other material amendments of the Plan must be approved by the Board, and by the Trustees who are not "interested persons" of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan or in the related service agreements, by vote cast in person at a meeting called for the purpose of voting on the Plan.

The Plan is terminable at any time by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in any of the related service agreements or by vote of a majority of the Trust's shares. Any service agreement terminates upon assignment and is terminable without penalty at any time by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of any of the Plans or in any of the related service agreements upon not more than 60 days' written notice to the service organization or by the vote of the holders of a majority of the Trust's shares, or, upon 15 days' notice, by a party to a service agreement.

The Plan was approved by the Trust's Board of Trustees, which made a determination that there is a reasonable likelihood the Plan will benefit the Fund. The Plan was approved by shareholders, and it will continue in effect only if approved at least annually by the Board.  Although the objective of the Trust is to pay 12b-1 recipients for a portion of the expenses they incur, and to provide them with some incentive to be of assistance to the Trust and its shareholders, no effort has been made to determine the actual expenses incurred by 12b-1 recipients. If any 12b-1 recipient's expenses are in excess of what the Trust pays, such excess will not be paid by the Trust. Conversely, if the 12b-1 recipient's expenses are less than what the Trust pays, the 12b-1 recipient is not obligated to refund the excess, and this excess could represent a profit for the 12b-1 recipient.

 In addition, any Agent or Consultant that contemplates entering into an agreement with the Trust for payment in connection with the distribution of Fund shares, under any Fund's distribution plan, shall be responsible for complying with any applicable securities or other laws which may be applicable to the rendering of any such services.

The Fund's shares also adopted an Administrative Services Plan.  Under this plan, shares of a Fund bears a service fee of up to 0.20% of a Fund’s average net assets annually.  Service fees are used primarily to reimburse financial intermediaries (including the Adviser and its affiliates), including “platforms,” for providing personal services to Fund shareholders and maintaining shareholder accounts.  Such services may include, but are not limited to, providing periodic statements, performance reports, educational materials and other communications to Fund shareholders, and performing such other services as may reasonably be required.  No effort has been made to determine the actual expenses incurred by the recipients of the services fees.  If any service fees recipient’s expenses are in excess of what the Trust pays, such excess will not be paid by the Trust.  Conversely, if the service fees recipient’s expenses are less than what the Trust pays, the service fees recipient is not obligated to refund the excess, and this excess could represent a profit for the service fees recipient.

Payment of Additional Compensation

In addition to member firms of the Financial Industry Regulatory Authority, the Adviser also reserves the ability to make payments, as described above, to other financial intermediaries that sell or provide services to the Funds and shareholders, such as securities brokers, banks, insurance companies, platform providers, and plan administrators.

The Adviser or its affiliates also may pay non-cash compensation to financial intermediaries and their representatives in the form of (a) occasional gifts; (b) occasional meals, tickets or other entertainment; and/or (c) sponsorship support of regional or national conferences or seminars.  Such non-cash compensation will be made subject to applicable law.

On occasion, the Distributor, the Adviser or its affiliates may make payments out of its own resources and legitimate profits, which may include profits the Adviser derives from investment advisory fees paid by the Fund, to Third Party Intermediaries and other persons as incentives to market the Fund, to cooperate with the Adviser’s promotional efforts, or in recognition of the provision of administrative services, shareholder services, marketing and/or processing support.  These payments are often referred to as “additional cash compensation” and are in addition to the Rule 12b-1 fees and Administrative Service Plan fees, as discussed above.  The payments are made pursuant to agreements between Third Party Intermediaries and the Distributor, the Adviser or its affiliates.

Additional cash compensation payments may be used to pay Third Party Intermediaries for transaction support, including any one-time charges for establishing access to Fund shares on particular trading systems (known as "platform access fees"), as well as for the range of services that my otherwise be covered by Rule 12b-1 payments or Administrative Services Plan payments.  Additional cash compensation payments generally are structured as basis point payments on gross or net new sales, on gross or net prior sales that remain invested in the Fund, or, in the case of platform access fees, fixed dollar amounts.

DISTRIBUTIONS & TAXES

The Fund’s dividends, if any, are distributed at the end of the month and declared payable to shareholders on the last business day of the month to shareholders of record as of the previous business day.  In December, the Fund may distribute an additional ordinary income dividend (consisting of net short-term capital gains and undistributed income) in order to preserve its status as a registered investment company (mutual fund) under the Internal Revenue Code.  Net long-term capital gains, if any, also are declared and distributed in December.

Distributions. Dividends and capital gains distributions are taxable to the shareholder whether received in cash or reinvested in additional shares. Shareholders not otherwise subject to tax on their income will not be required to pay tax on amounts distributed to them. Each Shareholder will receive a statement annually informing him of the amount of the income and capital gains which have been distributed during the calendar year.

If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, the Adviser, may reinvest your distributions at the then-current NAV.  All subsequent distributions will then be reinvested until you provide the Adviser with alternative instructions.

Dividends.  A portion of a Fund's dividends derived from certain U.S. government obligations may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income and therefore will increase (decrease) dividend distributions. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

Capital Gain Distributions. Long-term capital gains earned by a Fund on the sale of securities by the Fund and distributed to shareholders of the Fund are federally taxable as long-term capital gains regardless of the length of time shareholders have held their shares.

Short-term capital gains distributed by a Fund are taxable to shareholders as dividends not as capital gains. Distributions from short-term capital gains do not qualify for the dividends-received deduction.

Foreign Taxes. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Because the Fund does not currently anticipate that securities of foreign issuers will constitute more than 25% of the Fund's total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

Tax Status of the Funds. The Trust files federal income tax returns for each of the Funds. Each Fund is treated as a separate entity for federal income tax purposes. The Trust also intends to comply with Subchapter M of the Internal Revenue Code, which imposes such restrictions as (1) appropriate diversification of its portfolio of investments, and (2) realization of 90% of its annual gross income from dividends, interest, and gains from the sale of securities. A Fund might deviate from this policy, and incur a tax liability, if this were necessary to fully protect shareholder values. The Trust qualified as a "regulated investment company" for each of the last 28 fiscal years.

If a Fund purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on the Fund with respect to deferred taxes arising from such distributions or gains.

The Fund is treated as a separate entity from the other funds of the Meeder® Funds Trust for tax purposes.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the Funds and their shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Fund distributions. Investors should consult their tax advisers to determine whether the Fund is suitable to their particular tax situation.

OTHER SERVICES

Custodian – The Huntington National Bank, 7 Easton Oval, Columbus, OH  43219, is custodian of all of the Trust's assets.

Independent Registered Public Accounting Firm - Cohen Fund Audit Services, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115, has been retained as the Independent Registered Public Accounting Firm for the Trust. The auditors audit financial statements for the Fund Complex and provide other assurance, tax, and related services.

Stock Transfer Agent - Mutual Funds Service Co., 6125 Memorial Drive, Dublin, Ohio 43017, a wholly owned subsidiary of Meeder Investment Management, Inc. and a sister company of Meeder Asset Management, Inc., provides stock transfer, dividend disbursing, and shareholder services.

MFSCo serves as Fund Accountant of the Fund. Subject to a $4,000 annual minimum fee, incurs the greater of $15 per shareholder account or 0.12% of the Fund’s average net assets, payable monthly, for stock transfer and dividend disbursing services.

The minimum annual fee for accounting services is $7,500. Subject to the applicable minimum fee, the Fund's annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of the Fund's average net assets.

Mutual Funds Service Co. also serves as Administrator to the Trust. Services provided to the Trust include coordinating and monitoring any third party services to the Trust; providing the necessary personnel to perform administrative functions for the Trust, assisting in the preparation, filing and distribution of proxy materials, periodic reports to the Board and shareholders, registration statements and other necessary documents.  The Fund incurred an annual fee, payable monthly, of 0.10% up to $50 million and 0.08% over $50 million of the Fund’s average net assets.  These fees are reviewable annually by the Board.

Reports to Shareholders - The Trust provides shareholders with quarterly reports of investments and other information, semi-annual financial statements, and annual reports.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund's transfer agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control ("OFAC"), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PROXY VOTING PROCEDURES

The Board has approved proxy voting procedures for the Trust. These procedures set forth guidelines and procedures for the voting of proxies relating to securities held by the Funds. Records of the Funds' proxy voting records are maintained and are available for inspection. The Board is responsible for overseeing the implementation of the procedures. A copy will be sent to you free of charge, at your request by writing to the Trust at 6125 Memorial Drive, Dublin, OH 43017, or calling toll free at 1-800-325-3539. A copy of the Trust's Proxy Voting Procedures is also attached to this SAI as Appendix I.

Information about how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is also available on the SEC's EDGAR database at the SEC's website (www.sec.gov). A copy will also be sent to you free of charge, at your request by writing to the Trust at 6125 Memorial Drive, Dublin, OH 43017, or calling toll free at 1-800-325-3539.

PRINCIPAL HOLDERS OF OUTSTANDING SHARES

As of March 31, 2015, the following persons owned 5% or more of a class of the Fund's outstanding shares of beneficial interest: None

FINANCIAL STATEMENTS

Financial statements for the Fund are not available because, as of the date of this SAI, the Fund has no financial information to report.

Appendix I

Proxy Voting Policies,
Procedures and Guidelines

Proxy Voting Policy

Generally

It is the policy of the Meeder Funds (the "Trust") that, absent compelling reasons why a proxy should not be voted, all proxies relating to securities owned by the Trust should be voted.

Proxy voting shall be the responsibility of the Investment Policy Committee, which may delegate such aspects of this responsibility as it may consider appropriate to designated officers or employees of the Trust.

If it is appropriate to do so, the Investment Policy Committee may employ an outside service provider to vote a proxy or to advise in the voting of a proxy.

Proxies are voted in the best interest of the Trust's shareholders. The key element underlying any evaluation of a proxy is the effect, if any, a proposal could have on the current or future value of the Trust's shares of beneficial interest.

Conflicts of Interest

Proxy solicitations that might involve a conflict of interest between the Trust and the investment adviser to the Trust, or the investment adviser's affiliates, will be considered by the Investment Policy Committee which will determine, based on a review of the issues raised by the solicitation, the nature of the potential conflict and, most importantly, the Trust's commitment to vote proxies in the best interest of the Trust's shareholders, how the proxy will be handled.

Proxy Voting Guidelines

The Trust will evaluate each issue on its merits based on how it impacts public shareholders, including those in the Trust. We will consider management's views along with any others, but have no predisposition for or against management's requests.

Recordkeeping Procedures

The Trust will retain records relating to the voting of proxies, including:

o	A copy of policies, procedures or guidelines relating to the voting of proxies.

o	A copy of each proxy statement that the Trust receives regarding client securities. The Trust may rely on a third party to make and retain, on its behalf, a copy of a proxy statement, provided that the Trust has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request or may rely on obtaining a copy of a proxy statement from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

o	A record of each vote cast by the Trust. The Trust may rely on a third party to make and retain, on its behalf, a record of the vote cast, provided that the Trust has obtained an undertaking from the third party to provide a copy of the record promptly upon request.

o	A copy of any document created by the Trust that was material to making a decision regarding how to vote proxies or that memorializes the basis for that decision.

o	A copy of each written shareholder request for information on how the Trust voted proxies, and a copy of any written response by the Trust to any shareholder request for information.

These records will be retained for five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Trust.

PART C
OTHER INFORMATION

Item 28.	Exhibits

(a)	Declaration of Trust (effective December 30, 1991) -- filed as an exhibit to Registrant's Post-Effective Amendment No. 18 on January 16, 1992, which exhibit is incorporated herein by reference.

(b)	By-Laws of the Trust -- filed as an exhibit to Registrant's Post-Effective Amendment No. 18 on January 16, 1992, which exhibit is incorporated herein by reference.

(c)	Articles V, VI and VII of the Registrant’s Declaration of Trust and Article II of the Registrant’s By-Laws.

(d)	(1)
Investment Advisory Agreement between The Muirfield Fund® and Meeder  Asset Management, Inc. effective April 11, 2003, filed as an exhibit to Registrant’s Post-Effective No. 58 on April 30, 2008, which is incorporated herein by reference.

(2)
Investment Advisory Agreement between the The Quantex Fund™ (formerly The Highlands Growth Fund) and Meeder Asset Management, Inc. effective April 11, 2003, filed as an exhibit to Registrant’s Post-Effective No. 58 on April 30, 2008, which is incorporated herein by reference.

(3)
Investment Advisory Agreement between the The U.S. Government Bond Fund and Meeder Asset Management, Inc. effective April 11, 2003, filed as an exhibit to Registrant’s Post-Effective No. 58 on April 30, 2008, which is incorporated herein by reference.

(4)
Investment Advisory Agreement between The Money Market Portfolio and Meeder Asset Management, Inc., formerly R. Meeder & Associates, Inc., filed as an exhibit to Registrant’s Post-Effective Amendment No. 18 on January 16, 1992, which exhibit is incorporated herein by reference.

(5)
Investment Advisory Agreement between the Growth Mutual Fund Portfolio and R. Meeder & Associates – filed as an exhibit to The Registrant's Post-Effective Amendment No. 42 on November 29, 1999, which exhibit is incorporated herein by reference.

(6)
Investment Advisory Agreement between The Aggressive Growth Mutual Fund Portfolio and R. Meeder & Associates– filed as an exhibit to the Registrant's Post-Effective Amendment No. 42 on November 29, 1999, which exhibit is incorporated herein by reference.

(7)
Investment Advisory Agreement between The Defensive Balanced Fund (formerly The Defensive Growth Fund) and Meeder Asset Management, Inc. dated January 31, 2006 -- filed as an exhibit to Registrant’s Post Effective Amendment No. 53 on November 8, 2005, which exhibit is incorporated herein by reference.

(8)
Investment Advisory Agreement between The Strategic Growth Fund (formerly The Focused Growth Fund) and Meeder Asset Management, Inc. dated January 31, 2006  -- filed as an exhibit to Registrant’s Post Effective Amendment No. 53 on November 8, 2005, which exhibit is incorporated herein by reference.

(9)
Investment Advisory Agreement between The Socially Responsible Utilities Fund (formerly The Total Return Utilities Fund) on April 11, 2003, filed as an exhibit to Registrant’s Post-Effective Amendment No. 58 on April 30, 2008, which is incorporated herein by reference.

(10)
Amended Investment Subadvisory Agreement between Meeder Asset Management, Inc., formerly R. Meeder & Associates, Inc., and Miller/Howard Investments, Inc., effective April 18, 1997, filed as an exhibit to Registrant’s Post-Effective Amendment No. 58 on April 30, 2008, which is incorporated herein by reference.

(11)
Investment Advisory Agreement between The Total Return Bond Fund and Meeder Asset Management, Inc. dated April 29, 2011, filed as an exhibit to Registrant’s Post-Effective Amendment No. 64 on February 14, 2011, which is incorporated herein by reference.

(12)
Investment Advisory Agreement between the Spectrum Fund and Meeder Asset Management, Inc. dated April 27, 2012, filed as an exhibit to Registrant’s Post-Effective Amendment No. 66 on February 14, 2012, which is incorporated herein by reference.

(13)	Investment Advisory Agreement between the Dividend Opportunities Fund and Meeder Asset Management, Inc. dated June 30, 2015, filed as an exhibit to Registrant’s Post-Effective Amendment No. 74 on June 25, 2015, which is incorporated herein by reference.

(e)
Principal Underwriter Agreement between the Meeder Funds and Adviser Dealer Services, Inc. dated October 1, 2014, filed as an exhibit to Registrant’s Post-Effective Amendment No. 71 on April 16, 2015, which is filed herewith.

(f)	Deferred Compensation Plan for Independent Trustees – filed as an exhibit to Registrant's Post-Effective Amendment No. 41 on April 30, 1999, which exhibit is incorporated by reference.

(g)
Custodian Agreement between the Registrant and The Huntington National Bank – filed as an Exhibit to Registrant’s Post-Effective Amendment No. 48 on or about April 30, 2004, which exhibit is incorporated by reference herein.

(h)	(1)
Administrative Services Agreement between The Flex-funds and Mutual Funds Service Co.--filed as an Exhibit to Registrant's Post-Effective Amendment No. 31 on or about February 28, 1995, which exhibit is incorporated by reference herein.

(2)
Administrative Services Agreement between The Flex-funds Dynamic Growth Fund and Mutual Funds Service Co. – filed as an exhibit to the Registrant's Post-Effective Amendment No. 42 on November 29, 1999, which exhibit is incorporated herein by reference.

(3)
Administrative Services Agreement between The Flex-funds Aggressive Growth Fund and Mutual Funds Service Co. – filed as an exhibit to the Registrant's Post-Effective Amendment No. 42 on November 29, 1999, which exhibit is incorporated herein by reference.

(4)
Administrative Services Agreement between The Flex-funds The Total Return Bond Fund and Mutual Funds Service Co.  – filed as an exhibit to the Registrant’s Post-Effective Amendment No. 64 on February 14, 2011, which exhibit is incorporated herein by reference.

(5)
Administrative Services Agreement between The Flex-funds Spectrum Fund and Mutual Funds Service Co., dated April 27, 2012, filed as an exhibit to Registrant’s Post-Effective Amendment No. 66 on February 14, 2012, which is incorporated herein by reference.

(6)	Administrative Services Agreement between the Dividend Opportunities Fund and Mutual Funds Service Co., dated June 30, 2015, filed as an exhibit to Registrant’s Post-Effective Amendment No. 74 on June 25, 2015, which is incorporated herein by reference.

(i)
Opinion and Consent of Counsel - filed as an exhibit to Registrant’s First Pre-effective Amendment to the Registration Statement on Form N-1A filed with the Commission on July 20, 1982, which exhibit is incorporated herein by reference.

(j)	Not applicable.

(k)	Not applicable.

(l)
Agreements etc. for initial capital, etc. -- reference is made to Part II, Item 1(b)(13) of  Registrant's First Pre-effective Amendment to the Registration Statement on Form N-1A filed with the Commission on or about July 20, 1982, and is incorporated herein by reference.

(m)	(1)
12b-1 Plans for The Quantex Fund™ (formerly The Highland Growth Fund), The U.S. Government Bond Fund and The Money Market Fund -- reference is made to the exhibits referred to in Part C, Item 24(b)(15) of Registrant's Third Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on or about March 1, 1985, and is incorporated herein by reference.

(2)
The 12b-1 Plan for The Muirfield Fund was filed as an exhibit to Registrant's 10th Post-Effective Amendment to Form N-1A filed with the Commission on August 5, 1988, and is incorporated herein by reference.

(3)
Distribution Plan for the Sale of Shares of The Flex-funds Dynamic Growth Fund – filed as an exhibit to the Registrant's Post-Effective Amendment No. 42 on November 29, 1999, which exhibit is incorporated herein by reference.

(4)
Distribution Plan for the Sale of Shares of The Flex-funds Aggressive Growth Fund– filed as an exhibit to the Registrant's Post-Effective Amendment No. 42 on November 29, 1999, which exhibit is incorporated herein by reference.

(5)
Distribution Plan for the Sale of Shares of The Flex-funds Defensive Balanced Fund (formerly The Defensive Growth Fund) -- filed as an exhibit to Registrant’s Post Effective Amendment No. 53 on November 8, 2005, which exhibit is incorporated herein by reference.

(6)
Distribution Plan for the Sale of Shares of The Flex-funds Strategic Growth Fund (formerly The Focused Growth Fund) -- filed as an exhibit to Registrant’s Post Effective Amendment No. 53 on November 8, 2005, which exhibit is incorporated herein by reference.

(7)
The 12b-1 Service Plan for The Socially Responsible Utilities Fund (formerly The Total Return Utilities Fund) was filed as an exhibit to the Registrant's 29th Post-Effective Amendment to Form N-1A filed with the Commission on January 12, 1995 and is incorporated herein by reference.

(8)
Distribution Plan for the Sale of Share of The Flex-funds The Total Return Bond Fund was filed as an exhibit to the Registrant’s 64th Post-Effective Amendment to Form N-1A filed with the Commission on February 14, 2011 and is incorporated herein by reference.

(9)
Distribution Plan for the Sale of Share of The Flex-funds Spectrum Fund, which was filed as an exhibit to the Registrant’s 66th Post-Effective Amendment to Form N-1A with the Commission on February 14, 2012 and is incorporated herein by reference .

(10)	Distribution Plan for the Sale of Share of the Dividend Opportunities Fund, filed as an exhibit to the Registrant’s Post-Effective Amendment No. 74 to Form N-1A with the Commission on June 25, 2015 and is incorporated herein by reference .

(n)	Multiple Class Plan for The Money Market Fund – filed as an exhibit to the Registrant’s Post-Effective Amendment No. 48 filed on October 13, 2004, which exhibit is incorporated herein by reference.

(o)	Not applicable.

(p)	(1)	Code of Ethics of each Portfolio and the Registrant – filed as an exhibit to the Registrant's Post-Effective Amendment No. 43 on February 25, 2000, which exhibit is incorporated herein by reference.

(2)
Code of Ethics of Meeder Financial, Inc., formerly known as Muirfield Investors, Inc., and Meeder Asset Management, Inc., formerly known as R. Meeder & Associates, Inc. – filed as an exhibit to the Registrant's Post-Effective Amendment No. 43 on February 25, 2000, which exhibit is incorporated herein by reference.

(q)	Powers of Attorney of Trustees of Registrant filed as an exhibit to Registrant’s Post-Effective No. 59 on June 16, 2008, which is incorporated herein by reference.

Item 29.	Persons Controlled by or under Common Control with Registrant.

None.

Item 30.	Indemnification

Reference is made to Section 5.3 of the Declaration of Trust filed as an original exhibit to Registrant's Post-Effective Amendment No. 18 on January 16, 1992.  As provided therein, the Trust is required to indemnify its officers and trustees against claims and liability arising in connection with the affairs of the Trust, except liability arising from breach of trust, bad faith, willful misfeasance, gross negligence or reckless disregard of duties.  The Trust is obligated to undertake the defense of any action brought against any officer, trustee or shareholder, and to pay the expenses thereof if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Trust, and with respect to any criminal action had no reasonable cause to believe his conduct was unlawful.  Other conditions are applicable to the right of indemnification as set forth in the Declaration of Trust.  In applying these provisions, the Trust will comply with the provisions of the Investment Company Act.

Item 31.	Business and Other Connections of Investment Adviser.

Not applicable.

Item 32.	Principal Underwriters.

(a)	Not applicable.

(b)		Positions and	Positions and
	Name and Principal	Offices with	Offices with
	Business Address	Underwriter	Registrant
	Robert S. Meeder, Jr.*	Director	President
	Douglas R. Cooper*	President, Secretary
		and Treasurer	None

*6125 Memorial Drive, Dublin, OH 43017

(c)	Not applicable.

Item 33.	Location of Accounts and Records.

Registrant's Declaration of Trust, By-laws, and Minutes of Trustees' and Shareholders' Meetings, and contracts and like documents are in the physical possession of Mutual Funds Service Co., or Meeder Asset Management, Inc., at 6125 Memorial Drive, Dublin, Ohio 43017.  Certain custodial records are in the custody of The Huntington National Bank, the Trust's custodian, at 7 Easton Oval, Columbus, OH  43219.  All other records are kept in the custody of Meeder Asset Management, Inc. and Mutual Funds Service Co., 6125 Memorial Drive, Dublin, OH 43017.

Item 34.	Management Services.

None

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 74 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Dublin, and the State of Ohio on the 25 day of June, 2015.

MEEDER FUNDS®

BY:	/s/ Dale W. Smith
Dale W. Smith, Vice President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 70 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE		TITLE	DATE

Robert S. Meeder, Jr.*		President and Trustee	June 25, 2015
Robert S. Meeder, Jr.

/s/ Bruce E. McKibben		Treasurer, Principal Financial	June 25, 2015
Bruce E. McKibben		Officer and Principal Accounting Officer

Jack W. Nicklaus II*		Trustee	June 25, 2015
Jack W. Nicklaus II

Stuart M. Allen*		Trustee	June 25, 2015
Stuart M. Allen

Anthony V. D’Angelo*		Trustee	June 25, 2015
Anthony V. D’Angelo

*By:	/s/ Dale W. Smith		June 25, 2015
Dale W. Smith
Executed by Dale W. Smith on behalf
of those indicated pursuant to Powers of Attorney